MESSAGE FROM NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

--------------------------------------------------------------------------------

Dear Policyowner:

We're pleased to present the December 31, 2010 Annual Report for your New York Life Insurance and Annuity Corporation variable annuity and/or variable universal life policy, along with supplements to the current prospectuses.

This report contains performance information, financial statements, notes and highlights, and other pertinent data for each of the Investment Divisions available under your policy. In addition, some of the portfolio managers provide a discussion of their portfolio's performance. Policyowners of Facilitator(R) Multi-Funded Variable Annuity (MFA) policies should refer to page 7 and policyowners of NYLIAC Variable Life Insurance (VLI) policies should refer to page 24 for their respective financial statements.

We encourage you to take the time to review this information and evaluate the plans you have in place. Now would also be a good time to get in touch with your Registered Representative. He or she is a trained professional who can help you devise a strategy to meet your financial objectives.

Even in difficult economic times we want to assure you of our commitment to helping you plan for your financial goals. We appreciate the trust you have placed with our company, and we will continue to evaluate our products and services in order to keep them responsive to your financial needs and the changing times.

February 2011

SMRU# 438405CV (03/12)

                       This page intentionally left blank

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010




                                     COMMON STOCK                            BOND                            MONEY MARKET
                                      INVESTMENT                          INVESTMENT                          INVESTMENT
                                       DIVISIONS                           DIVISIONS                           DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in the
     Mainstay VP
     Series Fund, Inc.,
     at net asset
     value..............     $21,423,674       $59,239,782       $8,090,025        $22,103,387        $924,853         $1,659,343
  Dividends due and
     accrued............              --                --               --                 --               7                 13
     Net receivable from
       (payable to) New
       York Life
       Insurance and
       Annuity
       Corporation......         (11,831)           38,695               --              2,898              --                 16

LIABILITIES:
  Liability to New York
     Life Insurance and
     Annuity Corporation
     for:
     Mortality and
       expense risk
       charges..........             734             2,030              276                755              95                171
     Administrative
       charges..........              --               812               --                302              --                 68
                             -----------       -----------       ----------        -----------        --------         ----------
          Total net
            assets......     $21,411,109       $59,275,635       $8,089,749        $22,105,228        $924,765         $1,659,133
                             ===========       ===========       ==========        ===========        ========         ==========

TOTAL NET ASSETS
  REPRESENTED BY:
  Net Assets of
     Policyowners.......     $21,411,109       $59,275,635       $8,089,749        $22,105,228        $924,765         $1,659,133
                             ===========       ===========       ==========        ===========        ========         ==========
     Variable
       accumulation unit
       value............     $     69.47       $     60.70       $    55.58        $     48.56        $  24.55         $    21.45
                             ===========       ===========       ==========        ===========        ========         ==========

Identified Cost of
  Investment............     $26,709,833       $76,901,848       $7,482,796        $20,155,153        $924,882         $1,659,400
                             ===========       ===========       ==========        ===========        ========         ==========




STATEMENT OF OPERATIONS
For the year ended December 31, 2010




                                     COMMON STOCK                            BOND                            MONEY MARKET
                                      INVESTMENT                          INVESTMENT                          INVESTMENT
                                       DIVISIONS                           DIVISIONS                           DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  (LOSS):
  Dividend income.......     $   327,515      $    912,467       $   256,032       $   687,999        $     177         $     318
  Mortality and expense
     risk charges.......        (260,347)         (719,444)         (106,444)         (282,843)         (12,572)          (22,737)
  Administrative
     charges............              --          (287,777)               --          (113,137)              --            (9,095)
                             -----------      ------------       -----------       -----------        ---------         ---------
       Net investment
          income
          (loss)........          67,168           (94,754)          149,588           292,019          (12,395)          (31,514)
                             -----------      ------------       -----------       -----------        ---------         ---------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of
     investments........       2,968,277         8,429,106         1,195,633         2,542,973          185,502           408,964
  Cost of investments
     sold...............      (5,619,477)      (13,931,590)       (1,053,113)       (2,161,811)        (185,488)         (408,926)
                             -----------      ------------       -----------       -----------        ---------         ---------
       Net realized gain
          (loss) on
          investments...      (2,651,200)       (5,502,484)          142,520           381,162               14                38
  Realized gain
     distribution
     received...........              --                --           106,423           285,974               --                --
  Change in unrealized
     appreciation
     (depreciation) on
     investments........       4,748,781        11,380,093           143,889           360,234             (109)             (203)
                             -----------      ------------       -----------       -----------        ---------         ---------
       Net gain (loss)
          on
          investments...       2,097,581         5,877,609           392,832         1,027,370              (95)             (165)
                             -----------      ------------       -----------       -----------        ---------         ---------
          Net increase
            (decrease)
            in net
            assets
            resulting
            from
            operations..     $ 2,164,749      $  5,782,855       $   542,420       $ 1,319,389        $ (12,490)        $ (31,679)
                             ===========      ============       ===========       ===========        =========         =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2010
and December 31, 2009




                                                                                       COMMON STOCK
                                                                                   INVESTMENT DIVISIONS
                                                               -----------------------------------------------------------
                                                                       SINGLE PREMIUM                FLEXIBLE PREMIUM
                                                                          POLICIES                       POLICIES
                                                               -----------------------------    --------------------------
                                                                    2010             2009           2010           2009
                                                               -----------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $    67,168     $   161,511    $   (94,754)   $   177,893
     Net realized gain (loss) on investments................      (2,651,200)     (3,606,148)    (5,502,484)    (5,293,134)
     Realized gain distribution received....................              --              --             --             --
     Change in unrealized appreciation/(depreciation) on
       investments..........................................       4,748,781       7,192,023     11,380,093     15,245,064
                                                                 -----------     -----------    -----------    -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       2,164,749       3,747,386      5,782,855     10,129,823
                                                                 -----------     -----------    -----------    -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................          51,517        (116,559)       540,588        460,809
     Policyowners' surrenders...............................      (1,946,388)     (1,278,299)    (5,356,472)    (3,364,053)
     Policyowners' annuity and death benefits...............         (67,549)       (518,927)      (229,248)      (518,725)
     Net transfers from (to) Fixed Account..................        (688,540)       (502,258)    (1,824,125)    (1,538,864)
     Transfers between Investment Divisions.................              --         (16,796)      (250,337)      (150,674)
                                                                 -----------     -----------    -----------    -----------
       Net contributions and (withdrawals)..................      (2,650,960)     (2,432,839)    (7,119,594)    (5,111,507)
                                                                 -----------     -----------    -----------    -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (687)         (1,751)        (2,644)        (6,768)
                                                                 -----------     -----------    -----------    -----------
          Increase (decrease) in net assets.................        (486,898)      1,312,796     (1,339,383)     5,011,548

NET ASSETS:
     Beginning of year......................................      21,898,007      20,585,211     60,615,018     55,603,470
                                                                 -----------     -----------    -----------    -----------
     End of year............................................     $21,411,109     $21,898,007    $59,275,635    $60,615,018
                                                                 ===========     ===========    ===========    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES




                        BOND INVESTMENT                                        MONEY MARKET
                           DIVISIONS                                       INVESTMENT DIVISIONS
     ----------------------------------------------------- ---------------------------------------------------
           SINGLE PREMIUM            FLEXIBLE PREMIUM            SINGLE PREMIUM           FLEXIBLE PREMIUM
              POLICIES                   POLICIES                   POLICIES                  POLICIES
     -------------------------- -------------------------- ------------------------- -------------------------
          2010          2009         2010          2009         2010         2009         2010         2009
     ---------------------------------------------------------------------------------------------------------




       $   149,588  $   286,122   $   292,019  $   635,792   $  (12,395)  $  (13,916)  $  (31,514)  $  (37,600)
           142,520      141,314       381,162      157,011           14            9           38           28
           106,423       32,317       285,974       84,226           --           --           --           --

           143,889       78,330       360,234      410,017         (109)           2         (203)          (6)
       -----------  -----------   -----------  -----------   ----------   ----------   ----------   ----------

           542,420      538,083     1,319,389    1,287,046      (12,490)     (13,905)     (31,679)     (37,578)
       -----------  -----------   -----------  -----------   ----------   ----------   ----------   ----------

            41,074     (196,421)      168,932      537,645       11,773        3,000       67,553      182,208
          (837,924)    (631,607)   (1,779,383)  (1,429,260)     (36,734)    (103,276)    (125,085)    (142,720)
           (57,901)    (124,790)     (127,290)    (220,085)      (3,929)      (9,975)     (20,288)     (24,095)
          (172,585)    (348,223)     (327,622)    (767,004)    (131,120)     (80,466)    (180,219)    (385,078)
                --        2,842       301,787       43,849           --       13,954      (54,203)     107,602
       -----------  -----------   -----------  -----------   ----------   ----------   ----------   ----------
        (1,027,336)  (1,298,199)   (1,763,576)  (1,834,855)    (160,010)    (176,763)    (312,242)    (262,083)
       -----------  -----------   -----------  -----------   ----------   ----------   ----------   ----------


              (173)        (319)         (637)      (1,163)          --           --           --           (1)
       -----------  -----------   -----------  -----------   ----------   ----------   ----------   ----------
          (485,089)    (760,435)     (444,824)    (548,972)    (172,500)    (190,668)    (343,921)    (299,662)


         8,574,838    9,335,273    22,550,052   23,099,024    1,097,265    1,287,933    2,003,054    2,302,716
       -----------  -----------   -----------  -----------   ----------   ----------   ----------   ----------
       $ 8,089,749  $ 8,574,838   $22,105,228  $22,550,052   $  924,765   $1,097,265   $1,659,133   $2,003,054
       ===========  ===========   ===========  ===========   ==========   ==========   ==========   ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (This page intentionally left blank)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010




                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISIONS                       DIVISIONS                       DIVISIONS
                           ----------------------------    ----------------------------    ----------------------------
                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                              PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM
                             POLICIES        POLICIES        POLICIES        POLICIES        POLICIES        POLICIES
                           --------------------------------------------------------------------------------------------

ASSETS:
  Investments in the
     Mainstay VP Series
     Fund, Inc., at net
     asset value........    $27,669,364     $6,824,158      $13,851,447     $2,800,768       $902,453        $175,635
  Dividends due and
     accrued............             --             --               --             --              7               1
  Net receivable from
     (payable to) New
     York Life Insurance
     and Annuity
     Corporation........             --            795               --            (21)            --              --

LIABILITIES:
  Liability to New York
     Life Insurance and
     Annuity Corporation
     for:
     Mortality and
       expense risk
       charges..........            949            234              473             96             98              18
     Administrative
       charges..........             --             94               --             38             --               7
                            -----------     ----------      -----------     ----------       --------        --------
       Total net
          assets........    $27,668,415     $6,824,625      $13,850,974     $2,800,613       $902,362        $175,611
                            ===========     ==========      ===========     ==========       ========        ========

TOTAL NET ASSETS
  REPRESENTED BY:
  Net Assets of
     Policyowners.......    $27,668,415     $6,824,625      $13,850,974     $2,800,613       $902,362        $175,611
                            ===========     ==========      ===========     ==========       ========        ========
     Variable
       accumulation unit
       value............    $     69.47     $    60.70      $     55.79     $    48.63       $  24.55        $  21.45
                            ===========     ==========      ===========     ==========       ========        ========

Identified Cost of
  Investment............    $33,296,265     $8,006,121      $12,888,557     $2,580,882       $902,485        $175,646
                            ===========     ==========      ===========     ==========       ========        ========




STATEMENT OF OPERATIONS
For the year ended December 31, 2010




                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISIONS                       DIVISIONS                       DIVISIONS
                           ----------------------------    ----------------------------    ----------------------------
                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                              PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM
                             POLICIES        POLICIES        POLICIES        POLICIES        POLICIES        POLICIES
                           --------------------------------------------------------------------------------------------

INVESTMENT INCOME
  (LOSS):
  Dividend income.......   $    427,196     $   103,778     $   439,572      $  86,881       $     176       $      35
  Mortality and expense
     risk charges.......       (344,912)        (82,384)       (184,856)       (35,850)        (12,723)         (2,543)
  Administrative
     charges............             --         (32,953)             --        (14,340)             --          (1,017)
                           ------------     -----------     -----------      ---------       ---------       ---------
       Net investment
          income
          (loss)........         82,284         (11,559)        254,716         36,691         (12,547)         (3,525)
                           ------------     -----------     -----------      ---------       ---------       ---------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of
     investments........      5,856,888         911,803       3,125,655        310,191         316,445         135,825
  Cost of investments
     sold...............    (10,804,577)     (1,639,276)     (2,806,418)      (256,791)       (316,421)       (135,813)
                           ------------     -----------     -----------      ---------       ---------       ---------

       Net realized gain
          (loss) on
          investments...     (4,947,689)       (727,473)        319,237         53,400              24              12
  Realized gain
     distribution
     received...........             --              --         182,712         36,112              --              --
  Change in unrealized
     appreciation
     (depreciation) on
     investments........      7,726,182       1,391,947         191,221         41,471            (114)            (30)
                           ------------     -----------     -----------      ---------       ---------       ---------
       Net gain (loss)
          on
          investments...      2,778,493         664,474         693,170        130,983             (90)            (18)
                           ------------     -----------     -----------      ---------       ---------       ---------
       Net increase
          (decrease) in
          net assets
          resulting from
          operations....   $  2,860,777     $   652,915     $   947,886      $ 167,674       $ (12,637)      $  (3,543)
                           ============     ===========     ===========      =========       =========       =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2010
and December 31, 2009






                                                                                          COMMON STOCK
                                                                                      INVESTMENT DIVISIONS
                                                                ----------------------------------------------------------------
                                                                        SINGLE PREMIUM                   FLEXIBLE PREMIUM
                                                                           POLICIES                          POLICIES
                                                                ------------------------------    ------------------------------
                                                                     2010             2009             2010             2009
                                                                ----------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $    82,284      $   221,593      $  (11,559)      $   20,841
     Net realized gain (loss) on investments................       (4,947,689)      (5,159,542)       (727,473)        (654,902)
     Realized gain distribution received....................               --               --              --               --
     Change in unrealized appreciation/(depreciation) on
       investments..........................................        7,726,182       10,144,495       1,391,947        1,807,473
                                                                  -----------      -----------      ----------       ----------
       Net increase (decrease) in net assets resulting from
          operations........................................        2,860,777        5,206,546         652,915        1,173,412
                                                                  -----------      -----------      ----------       ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................               --            2,998          35,324           40,669
     Policyowners' surrenders...............................       (2,082,057)      (2,064,274)       (417,851)        (291,556)
     Policyowners' annuity and death benefits...............         (791,461)        (687,807)       (119,633)         (35,836)
     Net transfers from (to) Fixed Account..................       (2,204,402)        (886,131)       (243,331)        (121,474)
     Transfers between Investment Divisions.................          (39,298)         (54,788)         53,966            1,076
                                                                  -----------      -----------      ----------       ----------
       Net contributions and (withdrawals)..................       (5,117,218)      (3,690,002)       (691,525)        (407,121)
                                                                  -----------      -----------      ----------       ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             (922)          (2,440)           (303)            (786)
                                                                  -----------      -----------      ----------       ----------
          Increase (decrease) in net assets.................       (2,257,363)       1,514,104         (38,913)         765,505
NET ASSETS:
     Beginning of year......................................       29,925,778       28,411,674       6,863,538        6,098,033
                                                                  -----------      -----------      ----------       ----------
     End of year............................................      $27,668,415      $29,925,778      $6,824,625       $6,863,538
                                                                  ===========      ===========      ==========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES









                        BOND INVESTMENT                                 MONEY MARKET
                           DIVISIONS                                INVESTMENT DIVISIONS
     ---------------------------------------------------- ----------------------------------------
           SINGLE PREMIUM            FLEXIBLE PREMIUM         SINGLE PREMIUM     FLEXIBLE PREMIUM
              POLICIES                   POLICIES                POLICIES            POLICIES
     -------------------------- ------------------------- --------------------- ------------------
          2010          2009         2010         2009       2010       2009       2010     2009
     ---------------------------------------------------------------------------------------------



       $   254,716  $   512,935   $   36,691   $   80,440 $  (12,547)$  (15,702)$  (3,525)$ (5,339)
           319,237      254,549       53,400       17,185         24         --        12        4
           182,712       58,201       36,112       10,608         --         --        --       --

           191,221      158,187       41,471       52,836       (114)        12       (30)      (1)
       -----------  -----------   ----------   ---------- ---------- ---------- --------- --------

           947,886      983,872      167,674      161,069    (12,637)   (15,690)   (3,543)  (5,336)
       -----------  -----------   ----------   ---------- ---------- ---------- --------- --------

                --        2,998       16,172       20,774         --         --       (28)     144
        (1,382,837)  (1,346,686)    (124,510)    (120,746)  (113,511)  (134,473)  (35,185) (34,147)
          (788,164)    (558,424)     (82,119)     (17,996)   (99,112)    (4,234)   (7,014)      --
          (490,030)    (231,477)     (47,087)     (50,099)   (73,881)   (51,290)  (10,117)  (4,512)
            39,298      112,983       13,409        6,766         --    (54,072)  (67,363)  (7,842)
       -----------  -----------   ----------   ---------- ---------- ---------- --------- --------
        (2,621,733)  (2,020,606)    (224,135)    (161,301)  (286,504)  (244,069) (119,707) (46,357)
       -----------  -----------   ----------   ---------- ---------- ---------- --------- --------


              (312)        (587)         (81)        (146)        --         --        --       --
       -----------  -----------   ----------   ---------- ---------- ---------- --------- --------
        (1,674,159)  (1,037,321)     (56,542)        (378)  (299,141)  (259,759) (123,250) (51,693)

        15,525,133   16,562,454    2,857,155    2,857,533  1,201,503  1,461,262   298,861  350,554
       -----------  -----------   ----------   ---------- ---------- ---------- --------- --------
       $13,850,974  $15,525,133   $2,800,613   $2,857,155 $  902,362 $1,201,503 $ 175,611 $298,861
       ===========  ===========   ==========   ========== ========== ========== ========= ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

     Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of eligible portfolios of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("New York Life Investments"), provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. New York Life Investments retains several sub-advisors, including Madison Square Investors LLC ("Madison Square Investors"), to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. New York Life Investments and Madison Square Investors are indirect, wholly-owned subsidiaries of New York Life.

     There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock Portfolio-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

     Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

     The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------


classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

     Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

     Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above are at net asset values ("NAV's"). The NAV's are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Subsequent events were evaluated through February 24, 2011, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2010, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:


                                        COMMON STOCK              BOND              MONEY MARKET
                                         INVESTMENT            INVESTMENT            INVESTMENT
                                         DIVISIONS             DIVISIONS             DIVISIONS
                                    -------------------   -------------------   -------------------
                                     SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                     PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                    POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                    ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Number of shares..................     1,336      3,693        553      1,511      925       1,659
Identified cost...................   $26,710    $76,902    $ 7,483    $20,155     $925      $1,659

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Number of shares..................     1,725        425        947        191      902         176
Identified cost...................   $33,296    $ 8,006    $12,889    $ 2,581     $902      $  176

--------------------------------------------------------------------------------

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2010 were as follows:


                                        COMMON STOCK              BOND              MONEY MARKET
                                         INVESTMENT            INVESTMENT            INVESTMENT
                                         DIVISIONS             DIVISIONS             DIVISIONS
                                    -------------------   -------------------   -------------------
                                     SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                     PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                    POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                    ---------------------------------------------------------------


SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Purchases.........................   $  373     $1,112     $  415     $1,322      $ 12       $ 62
Proceeds from sales...............    2,968      8,429      1,196      2,543       186        409

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Purchases.........................   $  745     $  199     $  895     $  155      $ 16       $ 12
Proceeds from sales...............    5,857        912      3,126        310       316        136





--------------------------------------------------------------------------------

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the policy's Accumulation Value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's Accumulation Value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

     NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets. Surrender charges are paid to NYLIAC.

     Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC. Additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.



--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




                      (This page intentionally left blank)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2010 and 2009, were as follows:



                                              COMMON STOCK INVESTMENT DIVISIONS
                                       ----------------------------------------------
                                         SINGLE PREMIUM             FLEXIBLE PREMIUM
                                            POLICIES                    POLICIES
                                       ------------------         -------------------
                                       2010          2009          2010          2009
                                       ----------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)
Units issued.........................     1            --             4            10
Units redeemed.......................   (43)          (48)         (132)         (124)
                                        ---           ---          ----          ----
  Net increase (decrease)............   (42)          (48)         (128)         (114)
                                        ===           ===          ====          ====

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Units issued.........................     5            --             2             1
Units redeemed.......................   (87)          (70)          (15)          (10)
                                        ---           ---          ----          ----
  Net increase (decrease)............   (82)          (70)          (13)           (9)
                                        ===           ===          ====          ====


                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------






                                              MONEY MARKET INVESTMENT
         BOND INVESTMENT DIVISIONS                   DIVISIONS
      -------------------------------    --------------------------------
          SINGLE          FLEXIBLE                            FLEXIBLE
         PREMIUM           PREMIUM       SINGLE PREMIUM        PREMIUM
         POLICIES         POLICIES          POLICIES          POLICIES
      -------------    --------------    --------------    --------------
      2010     2009     2010     2009     2010     2009     2010     2009
      -------------------------------------------------------------------


         1       --        8       13       --        1        3       13
       (20)     (27)     (45)     (55)      (7)      (8)     (18)     (25)
       ---      ---      ---      ---      ---      ---      ---      ---
       (19)     (27)     (37)     (42)      (7)      (7)     (15)     (12)
       ===      ===      ===      ===      ===      ===      ===      ===


         5        2        1       --        1       --        1       --
       (54)     (42)      (5)      (4)     (12)     (10)      (6)      (2)
       ---      ---      ---      ---      ---      ---      ---      ---
       (49)     (40)      (4)      (4)     (11)     (10)      (5)      (2)
       ===      ===      ===      ===      ===      ===      ===      ===


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2010, 2009, 2008, 2007 and 2006:



                                                SINGLE PREMIUM POLICIES (A)
COMMON STOCK INVESTMENT DIVISIONS    ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $21,411   $21,898   $20,585   $38,040   $42,925
Units Outstanding..................       308       350       398       462       542
Variable Accumulation Unit Value...   $ 69.47   $ 62.47   $ 51.68   $ 82.27   $ 79.23
Total Return.......................     11.2%     20.9%    (37.2%)     3.8%     15.0%
Investment Income Ratio............      1.6%      2.1%      1.4%      1.2%      0.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $27,668   $29,926   $28,412   $52,496   $57,404
Units Outstanding..................       398       480       550       638       725
Variable Accumulation Unit Value...   $ 69.47   $ 62.47   $ 51.68   $ 82.27   $ 79.23
Total Return.......................     11.2%     20.9%    (37.2%)     3.8%     15.0%
Investment Income Ratio............      1.5%      2.1%      1.5%      1.2%      0.6%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $59,276   $60,615   $55,603   $99,988  $111,235
Units Outstanding..................       977     1,105     1,219     1,370     1,577
Variable Accumulation Unit Value...   $ 60.70   $ 54.85   $ 45.61   $ 72.96  $  70.62
Total Return.......................     10.7%     20.3%    (37.5%)     3.3%     14.5%
Investment Income Ratio............      1.6%      2.1%      1.5%      1.2%      0.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $ 6,825   $ 6,864   $ 6,098   $10,937  $ 12,304
Units Outstanding..................       112       125       134       150       174
Variable Accumulation Unit Value...   $ 60.70   $ 54.85   $ 45.61   $ 72.96  $  70.62
Total Return.......................     10.7%     20.3%    (37.5%)     3.3%     14.5%
Investment Income Ratio............      1.6%      2.1%      1.5%      1.2%      0.6%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------






                                                SINGLE PREMIUM POLICIES (A)
BOND INVESTMENT DIVISIONS            ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $ 8,090   $ 8,575   $ 9,335   $10,502   $11,367
Units Outstanding..................       145       164       191       220       250
Variable Accumulation Unit Value...   $ 55.58   $ 52.18   $ 49.03   $ 47.86   $ 45.50
Total Return.......................      6.5%      6.4%      2.4%      5.2%      3.3%
Investment Income Ratio............      3.0%      4.5%      4.2%      3.5%      1.1%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $13,851   $15,525   $16,562   $18,020   $19,598
Units Outstanding..................       248       297       337       375       429
Variable Accumulation Unit Value...   $ 55.79   $ 52.38   $ 49.21   $ 48.04   $ 45.67
Total Return.......................      6.5%      6.4%      2.4%      5.2%      3.3%
Investment Income Ratio............      3.0%      4.5%      4.2%      3.6%      1.1%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $22,105   $22,550   $23,099   $25,763   $28,038
Units Outstanding..................       455       492       534       607       692
Variable Accumulation Unit Value...   $ 48.56   $ 45.82   $ 43.27   $ 42.45   $ 40.56
Total Return.......................      6.0%      5.9%      1.9%      4.7%      2.7%
Investment Income Ratio............      3.0%      4.6%      4.1%      3.5%      1.1%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $ 2,801   $ 2,857   $ 2,858   $ 3,102   $ 3,143
Units Outstanding..................        58        62        66        73        77
Variable Accumulation Unit Value...   $ 48.63   $ 45.89   $ 43.33   $ 42.51   $ 40.62
Total Return.......................      6.0%      5.9%      1.9%      4.7%      2.7%
Investment Income Ratio............      3.0%      4.6%      4.3%      3.6%      1.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                SINGLE PREMIUM POLICIES (A)
MONEY MARKET INVESTMENT DIVISIONS    ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $  925    $1,097    $1,288    $1,352    $1,273
Units Outstanding..................       37        44        51        54        53
Variable Accumulation Unit Value...   $24.55    $24.86    $25.15    $24.93    $24.08
Total Return.......................    (1.3%)    (1.2%)     0.9%      3.5%      3.3%
Investment Income Ratio............       --        --      2.2%      4.7%      4.5%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $  902    $1,202    $1,461    $1,677    $1,499
Units Outstanding..................       37        48        58        67        62
Variable Accumulation Unit Value...   $24.55    $24.86    $25.16    $24.93    $24.08
Total Return.......................    (1.3%)    (1.2%)     0.9%      3.5%      3.3%
Investment Income Ratio............       --        --      2.2%      4.7%      4.5%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $1,659    $2,003    $2,303    $2,508    $2,323
Units Outstanding..................       77        92       104       113       108
Variable Accumulation Unit Value...   $21.45    $21.83    $22.20    $22.11    $21.46
Total Return.......................    (1.8%)    (1.7%)     0.4%      3.0%      2.8%
Investment Income Ratio............       --        --      2.2%      4.7%      4.5%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $  176    $  299    $  351    $  313    $  271
Units Outstanding..................        9        14        16        14        13
Variable Accumulation Unit Value...   $21.45    $21.83    $22.20    $22.11    $21.46
Total Return.......................    (1.8%)    (1.7%)     0.4%      3.0%      2.8%
Investment Income Ratio............       --        --      2.1%      4.7%      4.6%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the MFA Separate Account-I and -II Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation MFA Separate Account-I and the New York Life Insurance and Annuity Corporation MFA Separate Account-II as of December 31, 2010, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the funds, provide a reasonable basis for our opinion.

(/s/ PRICEWATERHOUSECOOPERS LLP)
PricewaterhouseCoopers LLP
New York, New York
February 24, 2011

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010



                                         COMMON STOCK        BOND        MONEY MARKET
                                          INVESTMENT      INVESTMENT      INVESTMENT
                                           DIVISION        DIVISION        DIVISION
                                         --------------------------------------------

ASSETS:
  Investment in the MainStay VP Series
     Fund, Inc., at net asset value...    $24,115,386     $10,175,290     $1,729,091
  Dividends due and accrued...........             --              --             13
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................         (1,295)             --             --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for
     mortality and expense risk
     charges..........................            231              97             50
                                          -----------     -----------     ----------
       Total net assets...............    $24,113,860     $10,175,193     $1,729,054
                                          ===========     ===========     ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners..........    $24,113,860     $10,175,193     $1,729,054
                                          ===========     ===========     ==========

Identified Cost of Investment.........    $30,102,439     $ 9,298,643     $1,729,179
                                          ===========     ===========     ==========



STATEMENT OF OPERATIONS
For the year ended December 31, 2010



                                         COMMON STOCK        BOND        MONEY MARKET
                                          INVESTMENT      INVESTMENT      INVESTMENT
                                           DIVISION        DIVISION        DIVISION
                                         --------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.....................    $   365,639      $ 317,361       $     310
  Mortality and expense risk charges..        (79,187)       (36,038)         (6,004)
                                          -----------      ---------       ---------
       Net investment income (loss)...        286,452        281,323          (5,694)
                                          -----------      ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...      2,180,223        823,564         274,908
  Cost of investments sold............     (2,932,544)      (750,516)       (274,895)
                                          -----------      ---------       ---------
       Net realized gain (loss) on
          investments.................       (752,321)        73,048              13
  Realized gain distribution
     received.........................             --        131,915              --
  Change in unrealized appreciation
     (depreciation) on investments....      3,131,508        255,704            (185)
                                          -----------      ---------       ---------
       Net gain (loss) on
          investments.................      2,379,187        460,667            (172)
                                          -----------      ---------       ---------
          Net increase (decrease) in
            net assets resulting from
            operations................    $ 2,665,639      $ 741,990       $  (5,866)
                                          ===========      =========       =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     NYLIAC VLI SEPARATE ACCOUNT



STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2010
and December 31, 2009



                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISION                        DIVISION                        DIVISION
                           ----------------------------    ----------------------------    ----------------------------
                               2010            2009            2010            2009            2010            2009
                           --------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN
  NET ASSETS:
  Operations:
     Net investment
       income (loss)....    $   286,452     $   353,333     $   281,323     $   423,955     $   (5,694)     $   (5,507)
     Net realized gain
       (loss) on
       investments......       (752,321)       (912,386)         73,048          47,930             13               8
     Realized gain
       distribution
       received.........             --              --         131,915          37,494             --              --
     Change in
       unrealized
       appreciation
       (depreciation) on
       investments......      3,131,508       4,752,146         255,704         195,291           (185)             10
                            -----------     -----------     -----------     -----------     ----------      ----------
       Net increase
          (decrease) in
          net assets
          resulting from
          operations....      2,665,639       4,193,093         741,990         704,670         (5,866)         (5,489)
                            -----------     -----------     -----------     -----------     ----------      ----------
  Contributions and
     (withdrawals):
     Payments received
       from
       policyowners.....        970,358       1,036,783         406,007         424,116         81,381          87,055
     Cost of insurance..       (595,803)       (641,253)       (328,774)       (337,178)       (82,464)        (55,715)
     Policyowners'
       surrenders.......     (2,073,122)     (1,747,680)       (834,559)       (737,508)      (190,489)       (170,895)
     Contributions
       (withdrawals) due
       to policy loans..        503,763         699,536         285,769         156,452         28,606          67,395
     Policyowners' death
       benefits.........       (337,280)        (44,871)       (162,925)        (61,220)       (18,500)         (2,263)
     Transfers between
       Investment
       Divisions........       (174,847)       (186,232)         29,233         128,111        146,585          60,934
                            -----------     -----------     -----------     -----------     ----------      ----------
       Net contributions
          and
          (withdraw-
          als)..........     (1,706,931)       (883,717)       (605,249)       (427,227)       (34,881)        (13,489)
                            -----------     -----------     -----------     -----------     ----------      ----------
     Increase (decrease)
       attributable to
       New York Life
       Insurance and
       Annuity
       Corporation
       charges retained
       by the Separate
       Account..........           (202)           (523)            (57)           (103)            --              --
                            -----------     -----------     -----------     -----------     ----------      ----------
          Increase
            (decrease)
            in net
            assets......        958,506       3,308,853         136,684         277,340        (40,747)        (18,978)
NET ASSETS:
     Beginning of year..     23,155,354      19,846,501      10,038,509       9,761,169      1,769,801       1,788,779
                            -----------     -----------     -----------     -----------     ----------      ----------
     End of year........    $24,113,860     $23,155,354     $10,175,193     $10,038,509     $1,729,054      $1,769,801
                            ===========     ===========     ===========     ===========     ==========      ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation Variable Life Insurance Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

     The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account, which are in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct.

     New York Life Investment Management LLC ("New York Life Investments"), provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. New York Life Investments retains several sub-advisors, including MacKay Shields LLC ("MacKay Shields"), Madison Square Investors LLC ("Madison Square Investors"), Epoch Investment Partners, Inc. ("Epoch"), Institutional Capital LLC ("ICAP") and Winslow Capital Management Inc. ("Winslow Capital"), to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. New York Life Investments, MacKay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of New York Life. Epoch is an independent investment advisory firm. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc.

     There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the MainStay VP Common Stock-Initial Class, the Bond Investment Division which invests in the MainStay VP Bond-Initial Class, and the Money Market Investment Division which invests in the MainStay VP Cash Management. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to policyowner instructions.

     No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

     Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflects transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

     The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

                                                     NYLIAC VLI SEPARATE ACCOUNT




--------------------------------------------------------------------------------

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

     Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

     Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above are at net asset values ("NAV's"). The NAV's are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Subsequent events were evaluated through February 24, 2011, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2010, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:



                                           COMMON STOCK             BOND             MONEY MARKET
                                       INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                       -------------------------------------------------------------

Number of shares.....................          1,503                  695                1,729
Identified cost......................        $30,102               $9,299               $1,729



Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2010 were as follows:


                                           COMMON STOCK             BOND             MONEY MARKET
                                       INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                       -------------------------------------------------------------

Purchases............................         $  750                $614                 $234
Proceeds from sales..................          2,180                 824                  275



--------------------------------------------------------------------------------

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes

--------------------------------------------------------------------------------


and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

     NYLIAC also deducts a monthly cost of insurance charge to cover the cost of providing life insurance benefits. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount and the cash value of the policy. This charge is shown as cost of insurance on the accompanying statement of changes in net assets.

     NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

--------------------------------------------------------------------------------
NOTE 5--Financial Highlights (Net Assets in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2010, 2009, 2008, 2007 and 2006:


COMMON STOCK INVESTMENT DIVISION
                                                2010      2009      2008      2007      2006
                                              -----------------------------------------------


Net Assets.................................   $24,114   $23,155   $19,847   $32,884   $32,621
Investment Income Ratio....................      1.6%      2.1%      1.5%      1.2%      0.6%





BOND INVESTMENT DIVISION
                                                2010      2009      2008      2007      2006
                                              -----------------------------------------------


Net Assets.................................   $10,175   $10,039    $9,761   $ 9,940   $ 9,718
Investment Income Ratio....................      3.1%      4.6%      4.3%      3.7%      1.2%





MONEY MARKET INVESTMENT DIVISION
                                                2010      2009      2008      2007      2006
                                              -----------------------------------------------


Net Assets.................................    $1,729    $1,770    $1,789   $ 1,801   $ 1,682
Investment Income Ratio....................      0.0%      0.0%      2.1%      4.7%      4.5%


Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the VLI Separate Account Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation VLI Separate Account as of December 31, 2010, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the funds, provide a reasonable basis for our opinion.

(/s/ PRICEWATERHOUSECOOPERS LLP)
PricewaterhouseCoopers LLP
New York, New York
February 24, 2011

                       This page intentionally left blank

 (MAINSTAY INVESTMENTS LOGO)

        MAINSTAY VP SERIES FUND, INC.

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        MAINSTAY VP BOND PORTFOLIO
        MAINSTAY VP CASH MANAGEMENT PORTFOLIO
        MAINSTAY VP COMMON STOCK PORTFOLIO

        December 31, 2010

                           This page intentionally left blank

        MESSAGE FROM THE PRESIDENT

The stock market advanced in 2010, with major U.S. indexes providing solid double-digit returns. Small- and mid-capitalization stocks generally outperformed large-capitalization stocks, and growth stocks outperformed value stocks at all capitalization levels.

The market's progress, however, was not without turbulence. Stock prices fell in January but climbed in February and most of March. An April drilling rig explosion in the Gulf of Mexico led to a massive oil spill and a moratorium on deepwater drilling in the region. Meanwhile, concerns about the quality of sovereign debt in Greece led investors to reassess the financial strength of other peripheral European nations, including Spain, Portugal, and Ireland. Stocks declined again, reaching their low point for the year in early July, but turned around shortly before the Gulf oil leak was capped and shortly after the Federal Open Market Committee ("FOMC") reaffirmed its belief that inflation was likely to remain subdued for some time.

International stocks also had a strong year, but European stocks advanced considerably less than the global stock market. The European debt crisis called for sustained coordination between the International Monetary Fund, the European Union, the European Central Bank and leaders of several eurozone nations. Greece, Spain, Portugal and Ireland all saw their debt downgraded by major rating agencies. Fortunately, austerity measures and bailout plans for ailing European economies as well as stress tests on leading European banks helped restore a measure of investor confidence.

In the United States, the FOMC kept the federal funds target rate in a range between zero and 0.25% throughout 2010. In November, the FOMC announced that it would engage in a second round of quantitative easing (or direct purchases of Treasury securities) "to promote a stronger pace of economic recovery" and help ensure that inflation, over time, would be at levels consistent with the Committee's mandate.

With short-term interest rates at very low levels, many inves-tors sought yield by investing in longer-term securities or by accepting higher levels of risk. High-yield corporate bonds, emerging-market debt and floating-rate loans were all beneficiaries of this trend. In 2010, institutional leveraged-loan volume was more than three times its level in 2009.

Rising stock and bond markets are always encouraging news. Since past performance is no guarantee of future results, however, many investors wonder what they can do to make the most of their investments when what lies ahead remains uncertain. At MainStay VP Series Fund, Inc., we believe that realistic expectations, broad diversification and gradual Portfolio adjustments can help investors pursue their long-range goals.

Rather than trying to time the market or speculate about where stock prices or securities markets are likely to move next, each of our Portfolios pursues a specific investment objective using well-defined investment strategies that have withstood the test of time. While positive returns are good news, we believe that a consistent investment approach can help investors pursue opportunities not only in the short-term but also over full market cycles.

The reports that follow provide more detailed information about the securities, market conditions and specific decisions that influenced the performance of each of our Portfolios in 2010. We are pleased with the progress our Portfolios have achieved, and we hope you will consider this information carefully as part of your long-term investment planning.

Sincerely,


-s- Stephen P. Fisher
Stephen P. Fisher
President




                          Not part of the Annual Report

                       This page intentionally left blank

TABLE OF CONTENTS



Index Definitions                         37
--------------------------------------------
MainStay VP Bond Portfolio                38
--------------------------------------------
MainStay VP Cash Management Portfolio     58
--------------------------------------------
MainStay VP Common Stock Portfolio        71
--------------------------------------------
Notes to Financial Statements             88
--------------------------------------------
Report of Independent Registered Public
Accounting Firm                           96
--------------------------------------------
Board Consideration and Approval of
Management and Subadvisory Agreements     97
--------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                     100
--------------------------------------------
Directors and Officers                   101
--------------------------------------------





--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE MAINSTAY VP SERIES FUND, INC. PROSPECTUS DATED MAY 1, 2010, FOR A DISCUSSION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-598-2019, OR BY WRITING TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, 51 MADISON AVENUE, ROOM 251, NEW YORK, NEW YORK 10010. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM.


                                                       mainstayinvestments.com

                       This page intentionally left blank

INDEX DEFINITIONS


THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE 38 THROUGH PAGE 62. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT YOU CANNOT MAKE AN INVESTMENT DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS BUT DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO MAY NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO MAY DIFFER.

BANK OF AMERICA MERRILL LYNCH U.S. CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Barclays Capital indices: the U.S. Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio's Investment and Performance Comparison.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

S&P 500(R) is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.


                                                     mainstayinvestments.com  37

MAINSTAY VP BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                                                                                   BANK OF
                                                                               AMERICA MERRILL
                                                                                  LYNCH U.S.
                        MAINSTAY VP       MAINSTAY VP     BARCLAYS CAPITAL       CORPORATE &
                      BOND PORTFOLIO    BOND PORTFOLIO     U.S. AGGREGATE     GOVERNMENT MASTER
                       INITIAL CLASS     SERVICE CLASS       BOND INDEX             INDEX
                      --------------    --------------    ----------------    -----------------
12/31/00                   10000             10000              10000               10000
12/31/01                   10927             10899              10844               10843
12/31/02                   11963             11903              11957               12030
12/31/03                   12504             12411              12447               12575
12/31/04                   13016             12887              12987               13098
12/31/05                   13300             13131              13303               13427
12/31/06                   13905             13694              13879               13941
12/31/07                   14811             14550              14846               14955
12/31/08                   15363             15055              15624               15695
12/31/09                   16557             16184              16551               16454
12/31/10                   17856             17411              17633               17578




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                       GROSS
                                                                      EXPENSE
CLASS                      ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------
Initial Class Shares         7.84%        6.07%          5.97%         0.55%
-----------------------------------------------------------------------------
Service Class Shares(3)      7.58         5.81           5.70          0.80
-----------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                                                ONE      FIVE     TEN
                                                                                     YEAR    YEARS    YEARS
Barclays Capital U.S. Aggregate Bond Index(4)                                       6.54%    5.80%    5.84%
-----------------------------------------------------------------------------------------------------------
Bank of America Merrill Lynch U.S. Corporate & Government Master Index(4)           6.83     5.54     5.80
-----------------------------------------------------------------------------------------------------------
Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio(5)    7.09     5.41     5.37
-----------------------------------------------------------------------------------------------------------





-

1. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.95% for Initial Class shares and 5.69% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to page 37 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio is representative of portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



38    MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,016.20        $2.80          $1,022.40         $2.80
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,014.90        $4.06          $1,021.20         $4.08
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                   mainstayinvestments.com    39

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              57.5
Corporate Bonds                                 27.3
Mortgage-Backed Securities                       6.3
Yankee Bonds                                     5.4
Asset-Backed Securities                          2.6
Short-Term Investment                            4.2
Medium Term Note                                 0.1
Other Assets, Less Liabilities                  (3.4)




See Portfolio of Investments beginning on page 43 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2010 (excluding short-term investments)

    1.  United States Treasury Notes, 0.375%-3.375%, due
        5/15/12-11/15/20
    2.  Federal Home Loan Mortgage Corporation (Mortgage Pass-
        Through Securities), 4.00%-7.00%, due 7/1/17-11/1/40
    3.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 3.50%-7.50%, due 5/1/16-11/1/40
    4.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 4.00%-7.00%, due 7/15/31-7/15/40
    5.  Federal Home Loan Mortgage Corporation, 3.75%-5.50%, due
        6/28/13-2/1/40

    6.  Federal National Mortgage Association, 2.75%-4.625%, due
        10/15/13-3/13/14
    7.  United States Treasury Bonds, 3.875%-6.25%, due
        8/15/23-11/15/40
    8. Bear Stearns Commercial Mortgage Securities, 5.456%-5.793%, due 9/11/38-9/11/42
    9.  General Electric Capital Corp., 2.125%-6.00%, due
        6/15/12-1/14/38
   10.  Bank of America Corp., 4.50%-5.65%, due 4/1/15-7/1/20






40    MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS


Questions answered by Donald F. Serek and Thomas J. Girard of New York Life Investments,(1) the Portfolio's Manager.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Bond Portfolio returned 7.84% for Initial Class shares and 7.58% for Service Class shares. Both share classes outperformed the 7.09% return of the average Lipper(2) Variable Products Intermediate Investment Grade Debt Portfolio and the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index(2) for the 12 months ended December 31, 2010. The Barclays Capital U.S. Aggregate Bond Index is the Portfolio's broad-based securities market index.

WHAT WERE THE MOST SIGNIFICANT FACTORS AND RISKS THAT INFLUENCED THE BOND MARKETS DURING 2010?

For most of the first quarter of 2010, the growth outlook for U.S. gross domestic product (GDP) was optimistic and favorable. By the end of the quarter, however, it became clear that a midcycle slowdown was occurring. Second-quarter GDP growth disappointed, raising concerns about the possibility of a return to recession. As the economy's disappointing growth became more apparent, Treasury rates rallied through the summer.

By midsummer, economic concerns led to debate about a second round of quantitative easing, or direct security purchases by the Federal Reserve. On November 3, 2010, the Federal Reserve announced its intention to purchase an additional $600 billion of long-term Treasury securities. Although Treasury yields initially dropped on the news, they rose shortly thereafter. Quantitative easing continued, despite widespread criticism that the program could trigger inflation and weaken the U.S. dollar. Over the remainder of 2010, interest rates rose steadily as the economy slowly improved.

Spreads(3) on risky assets were tighter in 2010 than they were in 2009. The tightening, however, was not linear. A strong asset rally was interrupted in the spring, when the European credit crisis led to volatility across bond markets. Spreads regained their momentum and tightened in the summer and fall.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Throughout the year, the Portfolio held overweight positions in corporate bonds and commercial mortgage-backed securities, which carry spread risk premiums relative to Treasurys. These sectors performed well in 2010. Commercial mortgage-backed securities were the best-performing sector of the investment-grade bond market, and our overweight position had a positive impact on performance.

The Portfolio also held an overweight position relative to the Barclays Capital U.S. Aggregate Bond Index in corporate bonds, which also showed strong performance. Financials was one of the best-performing sectors of the corporate bond market, and the Portfolio had an overweight position in financials, including securities issued by banks, insurance companies and real estate investment trusts (REITS).

DURING THE REPORTING PERIOD, HOW WAS THE PORTFOLIO'S PERFORMANCE MATERIALLY AFFECTED BY INVESTMENTS IN DERIVATIVES?

During the reporting period, the Portfolio used interest-rate derivatives to manage the Portfolio's duration.(4) These derivatives generally had a positive impact on performance during the year.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY DURING THE REPORTING PERIOD?

The duration of the Portfolio varied over the course of the year. In the latter part of the second quarter, the Portfolio maintained a long duration relative to the Barclay's Capital U.S. Aggregate Bond Index. Generally speaking, rates rallied during this period, and the Portfolio's duration positioning benefited returns. For much of the third and fourth quarters, the Portfolio maintained a relatively neutral duration relative to the benchmark. During November, the Portfolio had a modestly long duration, which detracted from performance.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO DURING THE REPORTING PERIOD?

We generally maintained an overweight position across higher-risk assets during the year. This had a beneficial impact on returns.

During 2010, we emphasized assets that typically trade at a positive spread to Treasurys. However, during much of the reporting period, we maintained an underweight position in residential mortgage-backed securities because we anticipated that the asset class would come under pressure once the Federal Reserve stopped purchasing mortgage-backed securities. Mortgages had positive excess returns during the year, and the underweight position in residential mortgage-backed securities detracted modestly from the Portfolio's performance.



1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to page 37 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                   mainstayinvestments.com    41

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

Commercial mortgage-backed securities and corporate bonds were among the best-performing market sectors during the reporting period. We maintained an overweight position relative to the benchmark in these asset classes throughout the year. This positioning had a beneficial impact on returns.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Asset allocation favored riskier assets during the reporting period. We increased our allocation to corporate bonds through most of the year. An exception was during the third quarter, when our allocation to corporate bonds declined modestly. We took this action because we anticipated rising levels of new supply.

The Portfolio maintained an underweight position relative to the Barclays Capital U.S. Aggregate Bond Index in mortgage-backed securities during most of the reporting period. In the fourth quarter, we increased the Portfolio's allocation to the sector but remained underweight relative to the benchmark at year-end.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio maintained overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. As of the same date, the Portfolio was underweight relative to the benchmark in Treasurys and U.S. government securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Bond Portfolio on this page and preceeding pages has not been audited.


42    MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 99.2%+
ASSET-BACKED SECURITIES 2.6%
-------------------------------------------------------

AUTOMOBILE 0.5%
Harley-Davidson Motorcycle
  Trust
  Series 2007-3, Class B
  6.04%, due 8/15/14          $ 1,000,000  $  1,050,748
Mercedes-Benz Auto
  Receivables Trust
  Series 2009-1, Class A3
  1.67%, due 1/15/14            1,500,000     1,514,945
Navistar Financial Corp.
  Owner Trust
  Series 2010-B, Class A2
  0.81%, due 1/18/13 (a)        1,000,000       999,637
Nissan Auto Lease Trust
  Series 2010-B, Class A3
  1.12%, due 12/15/13           1,000,000       998,322
                                           ------------
                                              4,563,652
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 0.2%
Marriott Vacation Club Owner
  Trust
  Series 2007-2A, Class A
  5.808%, due 10/20/29 (a)      1,849,868     1,944,742
                                           ------------


HOME EQUITY 1.6%
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  6.33%, due 4/25/32              415,138       420,364
CIT Group Home Equity Loan
  Trust
  Series 2003-1, Class A4
  3.93%, due 3/20/32              630,243       617,970
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)         517,618       522,638
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33 (b)         604,151       609,791
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36             562,124       348,431
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36 (e)       1,265,573       726,787
  Series 2006-S5, Class A3
  5.762%, due 6/25/35           1,316,053       408,754
  Series 2007-S1, Class A3
  5.81%, due 11/25/36 (e)         630,718       283,920
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  4.885%, due 2/25/37           1,000,000       601,885
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37 (b)         500,000       365,125
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (b)      1,384,679     1,408,835
JPMorgan Mortgage
  Acquisition Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 10/25/36            991,499       893,008
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37           1,000,000       661,852
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36              931,928       550,369
Morgan Stanley Mortgage Loan
  Trust
  Series 2006-17XS, Class
  A3A
  5.651%, due 10/25/46          1,931,238     1,241,241
Popular ABS Mortgage Pass-
  Through Trust
  Series 2005-5, Class AF3
  5.086%, due 11/25/35
  (b)(e)                        2,486,966     2,464,879
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)          647,956       655,671
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  5.455%, due 6/25/33 (b)       1,357,771     1,231,088
                                           ------------
                                             14,012,608
                                           ------------

STUDENT LOANS 0.3%
CNH Equipment Trust Series
  2010-C, Class A3
  1.17%, due 5/15/15            1,000,000       998,441
Entergy Texas Restoration
  Funding LLC
  Series 2009-A, Class A1
  2.12%, due 2/1/16               930,227       949,590
                                           ------------
                                              1,948,031
                                           ------------
Total Asset-Backed
  Securities
  (Cost $26,294,132)                         22,469,033
                                           ------------


CORPORATE BONDS 27.3%
-------------------------------------------------------

AEROSPACE & DEFENSE 1.5%
Boeing Co. (The)
  4.875%, due 2/15/20           2,300,000     2,475,927
Goodrich Corp.
  4.875%, due 3/1/20              400,000       420,321


+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest issuers held, as of December 31, 2010, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              43

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

AEROSPACE & DEFENSE (CONTINUED)
L-3 Communications Corp.
  5.20%, due 10/15/19         $ 1,200,000  $  1,219,945
Lockheed Martin Corp.
  4.25%, due 11/15/19           2,000,000     2,033,366
Northrop Grumman Corp.
  1.85%, due 11/15/15           3,800,000     3,643,486
  5.05%, due 8/1/19               780,000       833,067
Raytheon Co.
  4.875%, due 10/15/40          1,450,000     1,358,119
  6.40%, due 12/15/18           1,175,000     1,374,441
                                           ------------
                                             13,358,672
                                           ------------

AGRICULTURE 0.1%
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18            1,000,000     1,112,640
                                           ------------


AUTO MANUFACTURERS 0.1%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13           1,000,000     1,132,069
                                           ------------


BANKS 4.5%
American Express Bank FSB
  6.00%, due 9/13/17            2,000,000     2,228,804
X  Bank of America Corp.
  4.50%, due 4/1/15             4,000,000     4,065,340
  5.625%, due 7/1/20              925,000       943,030
  5.65%, due 5/1/18             1,300,000     1,328,304
BB&T Corp.
  3.375%, due 9/25/13           3,000,000     3,141,741
Citigroup, Inc.
  6.00%, due 8/15/17            2,750,000     2,982,917
Fifth Third Bancorp
  4.50%, due 6/1/18               850,000       819,188
Goldman Sachs Group, Inc.
  (The)
  5.375%, due 3/15/20           1,700,000     1,756,714
  6.00%, due 6/15/20              400,000       432,266
  6.15%, due 4/1/18             2,000,000     2,202,386
JPMorgan Chase & Co.
  4.40%, due 7/22/20            5,375,000     5,290,322
JPMorgan Chase Bank N.A.
  6.00%, due 10/1/17            1,550,000     1,718,271
KeyBank N.A.
  5.80%, due 7/1/14               740,000       792,918
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11             750,000       780,181
Morgan Stanley
  5.50%, due 1/26/20            2,300,000     2,318,457
  5.625%, due 9/23/19             800,000       815,746
PNC Bank N.A.
  6.875%, due 4/1/18            1,000,000     1,143,059
PNC Funding Corp.
  4.375%, due 8/11/20           3,000,000     2,964,906
SunTrust Bank
  5.20%, due 1/17/17              134,000       134,665
Wachovia Bank N.A.
  6.60%, due 1/15/38              850,000       935,913
Wells Fargo & Co.
  3.75%, due 10/1/14            2,750,000     2,870,684
                                           ------------
                                             39,665,812
                                           ------------

BEVERAGES 0.7%
Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12           2,000,000     2,063,624
  4.125%, due 1/15/15           1,400,000     1,474,504
Coca-Cola Co. (The)
  3.15%, due 11/15/20           2,250,000     2,111,150
Coca-Cola Enterprises, Inc.
  5.00%, due 8/15/13              500,000       548,282
                                           ------------
                                              6,197,560
                                           ------------

BUILDING MATERIALS 0.5%
CRH America, Inc.
  4.125%, due 1/15/16             675,000       670,687
Masco Corp.
  4.80%, due 6/15/15            3,500,000     3,445,862
                                           ------------
                                              4,116,549
                                           ------------

CHEMICALS 0.5%
Dow Chemical Co. (The)
  4.25%, due 11/15/20             750,000       718,424
  5.70%, due 5/15/18            2,750,000     2,974,752
Eastman Chemical Co.
  3.00%, due 12/15/15           1,075,000     1,061,834
                                           ------------
                                              4,755,010
                                           ------------

COMMERCIAL SERVICES 0.0%++
McKesson Corp.
  5.25%, due 3/1/13               375,000       402,770
                                           ------------


COSMETICS & PERSONAL CARE 0.3%
Procter & Gamble Co. (The)
  1.80%, due 11/15/15           2,600,000     2,548,933
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 1.1%
X  General Electric Capital
  Corp.
  2.125%, due 12/21/12          4,000,000     4,109,744
  5.625%, due 5/1/18            3,000,000     3,271,542
  5.875%, due 1/14/38           1,000,000     1,038,049


44    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
General Electric Capital Corp. (continued)
  6.00%, due 6/15/12          $ 1,500,000  $  1,603,513
                                           ------------
                                             10,022,848
                                           ------------

ELECTRIC 3.1%
Arizona Public Service Co.
  5.50%, due 9/1/35             1,275,000     1,193,218
Carolina Power & Light Co.
  6.125%, due 9/15/33             500,000       546,979
CenterPoint Energy Houston
  Electric LLC
  7.00%, due 3/1/14             1,250,000     1,428,564
Duke Energy Carolinas LLC
  7.00%, due 11/15/18           2,000,000     2,446,056
Duke Energy Corp.
  3.35%, due 4/1/15             2,500,000     2,573,615
Entergy Mississippi, Inc.
  5.15%, due 2/1/13               500,000       528,719
Florida Power Corp.
  4.55%, due 4/1/20             1,700,000     1,771,133
FPL Group Capital, Inc.
  2.55%, due 11/15/13           1,675,000     1,712,453
Great Plains Energy, Inc.
  2.75%, due 8/15/13            2,000,000     2,020,372
Kansas City Power & Light
  Co.
  7.15%, due 4/1/19               900,000     1,062,386
Kentucky Utilities Co.
  5.125%, due 11/1/40 (a)       2,300,000     2,256,399
Nisource Finance Corp.
  5.40%, due 7/15/14              890,000       976,008
Peco Energy Co.
  5.00%, due 10/1/14              750,000       822,661
  5.35%, due 3/1/18             1,500,000     1,663,921
Pepco Holdings, Inc.
  2.70%, due 10/1/15            1,000,000       974,665
San Diego Gas & Electric Co.
  4.50%, due 8/15/40            2,000,000     1,803,200
South Carolina Electric &
  Gas Co.
  6.50%, due 11/1/18              600,000       710,792
Union Electric Co.
  5.30%, due 8/1/37               800,000       783,112
  6.70%, due 2/1/19             1,500,000     1,748,511
                                           ------------
                                             27,022,764
                                           ------------

ENVIRONMENTAL CONTROLS 0.5%
Republic Services, Inc.
  5.00%, due 3/1/20             2,000,000     2,104,460
  5.50%, due 9/15/19            2,000,000     2,181,072
                                           ------------
                                              4,285,532
                                           ------------

FINANCE--CREDIT CARD 0.8%
American Express Credit
  Corp.
  7.30%, due 8/20/13            1,500,000     1,690,287
Capital One Bank USA N.A.
  8.80%, due 7/15/19            4,000,000     4,920,156
                                           ------------
                                              6,610,443
                                           ------------

FINANCE--INVESTMENT BANKER/BROKER 0.5%
Citigroup Funding, Inc.
  2.25%, due 12/10/12           4,000,000     4,114,452
                                           ------------


FINANCE--OTHER SERVICES 0.2%
National Rural Utilities
  Cooperative Finance Corp.
  1.90%, due 11/1/15              800,000       772,254
  5.45%, due 4/10/17            1,000,000     1,102,685
                                           ------------
                                              1,874,939
                                           ------------

FOOD 0.7%
Kraft Foods, Inc.
  4.125%, due 2/9/16            2,375,000     2,493,085
Kroger Co. (The)
  7.70%, due 6/1/29             1,000,000     1,222,159
Safeway, Inc.
  5.00%, due 8/15/19              750,000       771,498
  6.25%, due 3/15/14            1,750,000     1,944,121
                                           ------------
                                              6,430,863
                                           ------------

FOREST PRODUCTS & PAPER 0.2%
International Paper Co.
  7.30%, due 11/15/39           1,225,000     1,395,818
                                           ------------


GAS 0.2%
Sempra Energy
  6.50%, due 6/1/16             1,300,000     1,509,183
                                           ------------


HEALTH CARE--SERVICES 0.8%
CIGNA Corp.
  4.375%, due 12/15/20            930,000       907,831
Laboratory Corp. of America
  Holdings
  4.625%, due 11/15/20          2,000,000     1,981,960
Roche Holdings, Inc.
  5.00%, due 3/1/14 (a)         2,700,000     2,956,697
WellPoint, Inc.
  5.80%, due 8/15/40            1,000,000     1,018,476
                                           ------------
                                              6,864,964
                                           ------------

INSURANCE 2.2%
ACE INA Holdings, Inc.
  2.60%, due 11/23/15           1,675,000     1,648,976
Hartford Financial Services
  Group, Inc.
  5.50%, due 3/30/20            1,050,000     1,065,137


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              45

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

INSURANCE (CONTINUED)
Lincoln National Corp.
  6.25%, due 2/15/20          $ 2,850,000  $  3,108,729
MetLife Global Funding I
  5.125%, due 6/10/14 (a)       2,700,000     2,936,914
Northwestern Mutual Life
  Insurance Co.
  6.063%, due 3/30/40 (a)       2,500,000     2,761,360
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)       2,700,000     2,832,589
Principal Financial Group,
  Inc.
  8.875%, due 5/15/19             810,000     1,019,046
Prudential Financial, Inc.
  4.50%, due 11/15/20           2,550,000     2,493,772
Travelers Cos., Inc. (The)
  3.90%, due 11/1/20            1,250,000     1,214,296
                                           ------------
                                             19,080,819
                                           ------------

LODGING 0.7%
Marriott International, Inc.
  5.625%, due 2/15/13             940,000     1,008,140
  6.20%, due 6/15/16            1,850,000     2,022,686
Wyndham Worldwide Corp.
  6.00%, due 12/1/16            2,650,000     2,773,053
                                           ------------
                                              5,803,879
                                           ------------

MACHINERY--DIVERSIFIED 0.3%
Deere & Co.
  5.375%, due 10/16/29          1,100,000     1,163,580
  6.95%, due 4/25/14            1,000,000     1,161,093
                                           ------------
                                              2,324,673
                                           ------------

MEDIA 1.3%
CBS Corp.
  4.625%, due 5/15/18             950,000       946,881
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13             766,000       871,629
DIRECTV Holdings LLC/DIRECTV
  Financing Co., Inc.
  4.60%, due 2/15/21            2,000,000     1,973,986
NBC Universal, Inc.
  4.375%, due 4/1/21 (a)        1,800,000     1,747,093
  5.15%, due 4/30/20 (a)        1,800,000     1,865,923
TCM Sub LLC
  3.55%, due 1/15/15 (a)        2,900,000     2,959,960
Time Warner, Inc.
  6.10%, due 7/15/40            1,000,000     1,049,286
                                           ------------
                                             11,414,758
                                           ------------

MINING 0.5%
Alcoa, Inc.
  6.15%, due 8/15/20            2,800,000     2,875,323
Rio Tinto Finance USA, Ltd.
  3.50%, due 11/2/20            1,950,000     1,851,074
                                           ------------
                                              4,726,397
                                           ------------

MISCELLANEOUS--MANUFACTURING 0.4%
ITT Corp.
  4.90%, due 5/1/14             2,250,000     2,415,512
  6.125%, due 5/1/19            1,000,000     1,127,184
                                           ------------
                                              3,542,696
                                           ------------

OIL & GAS 0.9%
Anadarko Petroleum Corp.
  6.20%, due 3/15/40            1,800,000     1,757,128
Apache Corp.
  5.10%, due 9/1/40               750,000       728,728
EOG Resources, Inc.
  4.10%, due 2/1/21             1,700,000     1,671,987
Marathon Oil Corp.
  6.50%, due 2/15/14            1,250,000     1,407,151
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)          600,000       634,892
Pemex Project Funding Master
  Trust
  5.75%, due 3/1/18             2,000,000     2,138,374
                                           ------------
                                              8,338,260
                                           ------------

PACKAGING & CONTAINERS 0.2%
Bemis Co., Inc.
  5.65%, due 8/1/14             1,460,000     1,598,342
                                           ------------


PHARMACEUTICALS 0.2%
Eli Lilly & Co.
  6.57%, due 1/1/16             1,225,000     1,439,717
                                           ------------


PIPELINES 0.6%
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19            1,020,000     1,277,832
Plains All American
  Pipeline, L.P.
  8.75%, due 5/1/19             1,450,000     1,799,443
Williams Partners, L.P.
  3.80%, due 2/15/15            2,340,000     2,418,163
                                           ------------
                                              5,495,438
                                           ------------

REAL ESTATE 0.2%
AMB Property, L.P.
  6.625%, due 12/1/19           1,250,000     1,371,449
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 1.0%
AvalonBay Communities, Inc.
  6.625%, due 9/15/11             439,000       455,601
Boston Properties, L.P.
  4.125%, due 5/15/21             775,000       734,726


46    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Brandywine Operating
  Partnership, L.P.
  5.70%, due 5/1/17           $ 2,772,000  $  2,765,003
Federal Realty Investment
  Trust
  5.90%, due 4/1/20             1,050,000     1,113,543
Hospitality Properties Trust
  6.30%, due 6/15/16            1,250,000     1,314,565
Liberty Property, L.P.
  5.125%, due 3/2/15              750,000       799,455
UDR, Inc.
  5.25%, due 1/15/15            1,600,000     1,670,973
                                           ------------
                                              8,853,866
                                           ------------

RETAIL 0.3%
Home Depot, Inc.
  5.875%, due 12/16/36            350,000       364,052
Lowe's Cos., Inc.
  5.80%, due 4/15/40            1,500,000     1,587,616
Yum! Brands, Inc.
  6.875%, due 11/15/37            500,000       567,456
                                           ------------
                                              2,519,124
                                           ------------

SOFTWARE 0.1%
Oracle Corp.
  3.875%, due 7/15/20 (a)       1,350,000     1,342,016
                                           ------------


TELECOMMUNICATIONS 1.5%
Cellco Partnership/Verizon
  Wireless Capital LLC
  5.55%, due 2/1/14             3,000,000     3,308,118
  8.50%, due 11/15/18           1,500,000     1,962,825
Embarq Corp.
  7.995%, due 6/1/36              250,000       272,970
Harris Corp.
  4.40%, due 12/15/20             750,000       749,960
SBC Communications, Inc.
  5.10%, due 9/15/14            1,500,000     1,641,146
  5.875%, due 2/1/12            2,500,000     2,631,902
Verizon Communications, Inc.
  7.35%, due 4/1/39             2,000,000     2,459,958
                                           ------------
                                             13,026,879
                                           ------------

TRANSPORTATION 0.4%
Burlington Northern Santa Fe
  LLC
  4.70%, due 10/1/19            2,000,000     2,090,242
  5.75%, due 5/1/40             1,000,000     1,034,617
                                           ------------
                                              3,124,859
                                           ------------

TRUCKING & LEASING 0.2%
TTX Co.
  5.00%, due 4/1/12 (a)         2,050,000     2,122,759
                                           ------------
Total Corporate Bonds
  (Cost $227,348,031)                       239,547,752
                                           ------------


MEDIUM TERM NOTE 0.1%
-------------------------------------------------------

BANKS 0.1%
Morgan Stanley
  6.625%, due 4/1/18              600,000       650,861
                                           ------------
Total Medium Term Note
  (Cost $613,818)                               650,861
                                           ------------


MORTGAGE-BACKED SECURITIES 6.3%
-------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 6.3%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-2, Class A4
  5.74%, due 5/10/45 (c)        3,600,000     3,941,145
Banc of America Funding
  Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36            857,376       582,641
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.107%, due 8/25/35 (a)(c)      500,000       478,291
X  Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW11, Class A3
  5.456%, due 3/11/39 (c)       1,000,000     1,045,369
  Series 2006-PW11, Class AM
  5.456%, due 3/11/39 (c)         500,000       525,073
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41           1,000,000     1,048,836
  Series 2006-PW12, Class
  AAB
  5.697%, due 9/11/38 (c)       1,000,000     1,074,605
  Series 2007-PW16, Class A4
  5.717%, due 6/11/40 (c)       1,700,000     1,813,840
  Series 2007-T28, Class A3
  5.793%, due 9/11/42           5,000,000     5,359,919
Citigroup Commercial
  Mortgage Trust
  Series 2006-C5, Class A4
  5.431%, due 10/15/49          3,700,000     3,951,817
Commercial Mortgage Pass-
  Through Certificates
  Series 2006-C8, Class A4
  5.306%, due 12/10/46          1,900,000     1,981,674
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C1, Class AM
  5.539%, due 2/15/39 (d)       5,000,000     5,063,899


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              47

                                PRINCIPAL
                                   AMOUNT         VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Greenwich Capital Commercial
  Funding Corp.
  Series 2007-GG9, Class A4
  5.444%, due 3/10/39         $ 2,000,000  $  2,107,157
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51           1,000,000     1,049,462
  Series 2006-LDP7, Class A4
  5.872%, due 4/15/45 (c)       2,000,000     2,187,218
  Series 2007-LD12, Class A3
  5.989%, due 2/15/51 (c)       1,000,000     1,047,388
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40           1,000,000     1,066,444
  Series 2007-C6, Class A3
  5.933%, due 7/15/40           1,000,000     1,048,071
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44 (d)       2,500,000     2,585,953
  Series 2007-C1, Class A3
  5.826%, due 6/12/50 (c)       2,240,000     2,358,376
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2006-4, Class A3
  5.172%, due 12/12/49 (c)      2,080,000     2,152,878
  Series 2007-8, Class A2
  5.928%, due 8/12/49 (c)       1,000,000     1,055,584
Morgan Stanley Capital I
  Series 2006-HQ8, Class A4
  5.388%, due 3/12/44 (c)       2,000,000     2,152,744
  Series 2007-HQ11, Class A4
  5.447%, due 2/12/44 (d)       1,500,000     1,556,657
  Series 2007-IQ14, Class
  AAB
  5.654%, due 4/15/49 (d)       1,000,000     1,055,961
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44 (d)       1,000,000     1,026,996
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.51%, due 9/25/36 (c)        1,000,000       765,637
TBW Mortgage-Backed Pass-
  Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37            2,000,000     1,255,078
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48          2,000,000     2,018,266
  Series 2006-C28, Class A4
  5.572%, due 10/15/48          2,200,000     2,303,805
                                           ------------
Total Mortgage-Backed
  Securities
  (Cost $52,230,224)                         55,660,784
                                           ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 57.5%
-------------------------------------------------------

X  FEDERAL HOME LOAN MORTGAGE CORPORATION
  1.7%
  3.75%, due 6/28/13            6,900,000     7,389,569
  4.75%, due 1/19/16            2,000,000     2,237,784
  5.50%, due 7/18/16            4,000,000     4,632,616
  5.50%, due 2/1/40               869,791       927,721
                                           ------------
                                             15,187,690
                                           ------------


X  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 14.2%
  4.00%, due 1/1/25               826,999       850,517
  4.00%, due 3/1/25               877,242       903,696
  4.00%, due 5/1/25               965,687       994,809
  4.00%, due 1/1/39               961,341       955,948
  4.00%, due 9/1/39             2,878,705     2,860,757
  4.00%, due 11/1/40            1,999,999     1,988,779
  4.50%, due 4/1/22               677,452       714,288
  4.50%, due 4/1/23               159,387       166,759
  4.50%, due 6/1/24               349,520       365,249
  4.50%, due 7/1/24               827,845       865,098
  4.50%, due 5/1/25             1,659,922     1,736,694
  4.50%, due 9/1/35             1,079,982     1,113,459
  4.50%, due 9/1/38               840,925       863,050
  4.50%, due 2/1/39             1,459,675     1,497,168
  4.50%, due 4/1/39             1,455,371     1,492,753
  4.50%, due 6/1/39             2,623,366     2,690,749
  4.50%, due 11/1/39            7,315,524     7,503,427
  4.50%, due 12/1/39              965,027       989,814
  4.50%, due 2/1/40            10,055,518    10,313,799
  4.50%, due 4/1/40               921,965       945,646
  4.50%, due 8/1/40               928,084       951,922
  4.50%, due 9/1/40             2,970,687     3,046,990
  4.50%, due 11/1/40            3,994,752     4,097,359
  5.00%, due 4/1/23               473,249       501,718
  5.00%, due 1/1/25             8,827,707     9,325,645
  5.00%, due 6/1/25               941,756       994,877
  5.00%, due 8/1/35               585,001       616,468
  5.00%, due 8/1/37             2,646,201     2,777,791
  5.00%, due 2/1/38               815,444       855,821
  5.00%, due 4/1/38               548,458       575,616
  5.00%, due 9/1/38               254,402       266,998
  5.00%, due 2/1/39             3,303,458     3,467,030
  5.00%, due 3/1/40             4,824,200     5,062,589


48    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

X  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.00%, due 4/1/40           $   938,942  $    985,340
  5.50%, due 12/1/18              545,751       585,915
  5.50%, due 9/1/21               705,656       757,147
  5.50%, due 9/1/22               526,331       565,888
  5.50%, due 8/1/37             1,048,795     1,124,063
  5.50%, due 9/1/37             5,979,608     6,379,735
  5.50%, due 1/1/38             4,222,947     4,505,527
  5.50%, due 8/1/38             2,630,939     2,806,167
  5.50%, due 9/1/38             1,754,698     1,871,565
  5.50%, due 10/1/38            2,479,099     2,644,215
  5.50%, due 12/1/38            6,761,230     7,211,548
  5.50%, due 1/1/39             2,138,264     2,281,347
  6.00%, due 7/1/21             1,644,630     1,804,210
  6.00%, due 8/1/36             2,879,987     3,129,983
  6.00%, due 2/1/37               427,276       464,366
  6.00%, due 9/1/37             2,738,644     2,969,524
  6.00%, due 11/1/37            1,242,779     1,347,550
  6.00%, due 12/1/37            4,826,496     5,233,391
  6.00%, due 10/1/38               43,399        47,058
  6.50%, due 7/1/17               155,741       170,463
  6.50%, due 11/1/35              198,193       221,922
  6.50%, due 8/1/37               409,433       454,359
  6.50%, due 11/1/37              788,196       874,683
  6.50%, due 9/1/39             2,000,000     2,219,456
  7.00%, due 1/1/33               861,447       982,129
  7.00%, due 9/1/33               237,333       270,689
                                           ------------
                                            124,261,523
                                           ------------

X  FEDERAL NATIONAL MORTGAGE ASSOCIATION 1.6%
  2.75%, due 3/13/14            6,600,000     6,898,406
  4.625%, due 10/15/13          6,000,000     6,585,900
                                           ------------
                                             13,484,306
                                           ------------

X  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 13.3%
  3.50%, due 11/1/25            1,000,000     1,009,218
  3.50%, due 8/1/40             3,854,408     3,684,806
  3.50%, due 11/1/40            4,000,000     3,823,992
  4.00%, due 10/1/20                  612           635
  4.00%, due 3/1/22               286,812       296,505
  4.00%, due 11/1/23 TBA (e)   10,500,000    10,813,362
  4.00%, due 12/1/24              381,089       393,057
  4.00%, due 12/1/25            4,965,018     5,132,587
  4.00%, due 9/1/40               952,173       948,171
  4.00%, due 10/1/40            2,990,658     2,978,086
  4.00%, due 11/1/40            3,494,052     3,479,364
  4.50%, due 5/1/24             4,883,779     5,127,968
  4.50%, due 3/1/40             3,749,735     3,852,493
  4.50%, due 9/1/40               199,129       204,586
  5.00%, due 1/1/21               113,280       121,015
  5.00%, due 4/1/23             1,251,886     1,328,885
  5.00%, due 9/1/23               485,422       515,230
  5.00%, due 12/1/23            2,755,190     2,924,376
  5.00%, due 3/1/34             1,752,510     1,869,974
  5.00%, due 4/1/34             4,516,229     4,818,934
  5.00%, due 2/1/36             2,142,152     2,261,633
  5.00%, due 5/1/37                 9,479         9,975
  5.00%, due 2/1/38             1,153,954     1,214,105
  5.00%, due 3/1/38               577,571       609,425
  5.00%, due 4/1/38             4,769,812     5,018,445
  5.00%, due 5/1/38             9,867,729    10,382,096
  5.00%, due 7/1/38               927,700       986,355
  5.00%, due 6/1/39             1,712,466     1,802,094
  5.00%, due 10/1/39            5,726,578     6,038,827
  5.50%, due 5/1/16                35,157        37,735
  5.50%, due 1/1/21                14,676        15,824
  5.50%, due 12/1/21               54,396        58,552
  5.50%, due 1/1/22               371,232       399,596
  5.50%, due 2/1/22                23,855        25,665
  5.50%, due 7/1/35               262,266       282,040
  5.50%, due 4/1/36               678,846       727,908
  5.50%, due 12/1/36            1,000,000     1,072,273
  5.50%, due 2/1/37             4,631,326     4,962,588
  5.50%, due 6/1/37               802,681       859,440
  5.50%, due 8/1/37             1,510,053     1,623,908
  5.50%, due 12/1/37            1,000,000     1,070,711
  5.50%, due 2/1/38             1,000,000     1,070,555
  5.50%, due 3/1/38             4,600,614     4,925,207
  5.50%, due 4/1/38             1,000,001     1,070,711
  5.50%, due 7/1/38             1,000,000     1,070,555
  5.50%, due 9/1/38             1,000,000     1,070,555
  6.00%, due 1/1/36                11,163        12,168
  6.00%, due 3/1/36               467,419       509,506
  6.00%, due 10/1/38            4,541,144     4,941,515
  6.00%, due 12/1/38            5,092,686     5,540,093
  6.50%, due 10/1/36              839,285       935,837
  6.50%, due 1/1/37             1,389,585     1,549,444
  6.50%, due 8/1/37               195,712       217,676
  6.50%, due 10/1/37              639,087       710,811
  7.00%, due 9/1/37               236,317       267,613
  7.00%, due 10/1/37               11,225        12,712
  7.00%, due 11/1/37               22,398        25,364
  7.50%, due 7/1/28                80,603        92,286
                                           ------------
                                            116,805,047
                                           ------------

X  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 4.1%
  4.00%, due 1/3/40 TBA (e)     2,000,000     2,013,438
  4.50%, due 9/15/35              312,566       326,108


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              49

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

X  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  4.50%, due 1/15/39          $   916,892  $    953,180
  4.50%, due 5/15/39            5,527,677     5,746,444
  4.50%, due 6/15/39            2,995,883     3,114,449
  4.50%, due 2/15/40              935,604       972,632
  4.50%, due 5/15/40              931,701       968,574
  4.50%, due 6/15/40              981,545     1,020,392
  5.00%, due 1/6/38 TBA (e)     1,000,000     1,063,125
  5.00%, due 1/15/39              372,880       396,689
  5.00%, due 3/15/39            3,145,428     3,346,266
  5.00%, due 8/15/39              376,556       400,599
  5.00%, due 7/15/40            1,900,683     2,022,043
  5.50%, due 7/15/35              312,906       339,452
  5.50%, due 8/15/35              337,129       365,730
  5.50%, due 5/15/36              395,961       428,811
  5.50%, due 7/15/36              253,423       274,448
  5.50%, due 6/15/38              589,594       637,772
  5.50%, due 8/15/38              852,929       922,625
  5.50%, due 1/15/39              397,579       430,066
  5.50%, due 7/15/39              908,192       982,592
  5.50%, due 12/15/39             315,430       341,278
  6.00%, due 1/15/36              565,225       623,186
  6.00%, due 11/15/37             328,901       362,217
  6.00%, due 12/15/37           2,028,367     2,234,043
  6.00%, due 9/15/38            2,086,814     2,297,547
  6.00%, due 10/15/38           1,267,934     1,395,973
  6.50%, due 1/15/36              336,760       380,546
  6.50%, due 3/15/36              242,012       275,067
  6.50%, due 6/15/36              458,600       518,227
  6.50%, due 9/15/36               94,644       107,068
  6.50%, due 7/15/37              497,893       561,619
  7.00%, due 7/15/31               78,157        89,661
                                           ------------
                                             35,911,867
                                           ------------

X  UNITED STATES TREASURY BONDS 1.3%
  3.875%, due 8/15/40           3,700,000     3,408,048
  4.25%, due 11/15/40           4,600,000     4,525,250
  4.50%, due 8/15/39            1,700,000     1,745,687
  6.25%, due 8/15/23            1,300,000     1,633,938
                                           ------------
                                             11,312,923
                                           ------------

X  UNITED STATES TREASURY NOTES 21.3%
  0.375%, due 9/30/12           9,800,000     9,776,647
  0.50%, due 11/30/12          10,000,000     9,987,110
  0.50%, due 11/15/13           7,000,000     6,909,763
  0.625%, due 6/30/12           3,000,000     3,008,910
  0.75%, due 9/15/13           13,500,000    13,456,759
  0.75%, due 12/15/13           7,000,000     6,950,237
  1.00%, due 7/15/13            9,700,000     9,747,724
  1.125%, due 12/15/12          8,085,000     8,168,057
  1.375%, due 5/15/12          11,000,000    11,146,091
  1.375%, due 1/15/13          14,250,000    14,467,084
  1.375%, due 11/30/15          3,000,000     2,915,391
  2.375%, due 7/31/17           5,300,000     5,230,438
  2.50%, due 3/31/15            4,340,000     4,492,247
  2.50%, due 4/30/15            7,160,000     7,402,208
  2.625%, due 8/15/20           1,610,000     1,526,356
  2.625%, due 11/15/20          5,370,000     5,065,419
  2.75%, due 12/31/17          15,000,000    15,032,820
  3.125%, due 4/30/17          31,300,000    32,432,184
  3.25%, due 6/30/16           12,700,000    13,389,572
  3.375%, due 11/15/19          5,360,000     5,471,804
                                           ------------
                                            186,576,821
                                           ------------
Total U.S. Government &
  Federal Agencies
  (Cost $496,206,970)                       503,540,177
                                           ------------


YANKEE BONDS 5.4% (F)
-------------------------------------------------------

BANKS 1.9%
Bank of Nova Scotia
  1.65%, due 10/29/15 (a)       4,000,000     3,823,516
  3.40%, due 1/22/15            1,800,000     1,868,238
Credit Suisse A.G.
  5.40%, due 1/14/20              750,000       765,956
Credit Suisse/New York NY
  5.30%, due 8/13/19            1,025,000     1,082,677
HSBC Bank PLC
  3.50%, due 6/28/15 (a)        2,450,000     2,511,507
  4.125%, due 8/12/20 (a)       1,800,000     1,730,016
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (a)         800,000       855,776
Svenska Handelsbanken AB
  4.875%, due 6/10/14 (a)       1,000,000     1,062,988
Westpac Banking Corp.
  4.875%, due 11/19/19          2,500,000     2,627,012
                                           ------------
                                             16,327,686
                                           ------------

BEVERAGES 0.2%
Diageo Capital PLC
  5.75%, due 10/23/17           1,750,000     1,984,869
                                           ------------


CHEMICALS 0.1%
Potash Corp. of
  Saskatchewan, Inc.
  5.625%, due 12/1/40           1,150,000     1,160,601
                                           ------------


FINANCE--INVESTMENT BANKER/BROKER 0.3%
BNP Paribas Home Loan
  Covered Bonds S.A.
  2.20%, due 11/2/15 (a)        3,000,000     2,873,160
                                           ------------




50    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
YANKEE BONDS (CONTINUED)

MINING 0.3%
Teck Resources, Ltd.
  3.85%, due 8/15/17          $   700,000  $    710,070
  4.50%, due 1/15/21            1,900,000     1,931,753
                                           ------------
                                              2,641,823
                                           ------------

OIL & GAS 0.3%
BP Capital Markets PLC
  4.50%, due 10/1/20              750,000       748,192
Petroleos Mexicanos
  4.875%, due 3/15/15             800,000       842,000
Shell International Finance
  B.V.
  4.00%, due 3/21/14              750,000       798,072
                                           ------------
                                              2,388,264
                                           ------------

PHARMACEUTICALS 0.2%
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19           1,575,000     1,742,004
                                           ------------


PIPELINES 0.4%
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13              500,000       529,950
  7.25%, due 8/15/38            1,000,000     1,243,467
  7.625%, due 1/15/39             950,000     1,228,416
                                           ------------
                                              3,001,833
                                           ------------

SOVEREIGN 0.2%
Svensk Exportkredit AB
  3.25%, due 9/16/14            1,425,000     1,492,565
                                           ------------


TELECOMMUNICATIONS 1.5%
America Movil SAB de CV
  6.125%, due 3/30/40           2,000,000     2,120,960
Deutsche Telekom
  International Finance B.V.
  6.00%, due 7/8/19             2,800,000     3,167,494
  6.75%, due 8/20/18            1,920,000     2,270,450
France Telecom S.A.
  2.125%, due 9/16/15           1,000,000       973,437
Telecom Italia Capital S.A.
  5.25%, due 10/1/15              250,000       255,965
Telefonica Emisiones SAU
  5.134%, due 4/27/20           2,800,000     2,695,675
Vodafone Group PLC
  5.625%, due 2/27/17           1,750,000     1,953,607
                                             13,437,588
                                           ------------
Total Yankee Bonds
  (Cost $44,340,324)                         47,050,393
                                           ------------
Total Long-Term Bonds
  (Cost $847,033,499)                       868,919,000
                                           ------------


SHORT-TERM INVESTMENTS 4.2%
-------------------------------------------------------

FINANCIAL COMPANY COMMERCIAL PAPER 2.2%
BNP Paribas Finance, Inc.
  0.21%, due 1/6/11 (g)        19,100,000    19,099,443
                                           ------------
Total Financial Company
  Commercial Paper
  (Cost $19,099,443)                         19,099,443
                                           ------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $31,381
  (Collateralized by a
  United States Treasury
  Note with a rate of 2.50%
  and a maturity date of
  4/30/15, with a Principal
  Amount of $35,000 and a
  Market Value of $36,313)         31,381        31,381
                                           ------------
Total Repurchase Agreement
  (Cost $31,381)                                 31,381
                                           ------------

U.S. GOVERNMENT 2.0%
United States Treasury Bill
  0.037%, due 1/20/11 (g)      17,900,000    17,899,642
                                           ------------
Total U.S. Government
  (Cost $17,899,622)                         17,899,642
                                           ------------
Total Short-Term Investments
  (Cost $37,030,446)                         37,030,466
                                           ------------
Total Investments
  (Cost $884,063,945) (h)           103.4%  905,949,466
Other Assets, Less
  Liabilities                        (3.4)  (29,859,997)
                              -----------  ------------

Net Assets                          100.0% $876,089,469
                              ===========  ============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at December 31,
     2010 is $7,258,027, which represents 0.8%
     of the Portfolio's net assets.
(c)  Collateral strip rate--Bond whose
     interest is based on the weighted net
     interest rate of the collateral. Coupon
     rate adjusts periodically based on a
     predetermined schedule. Rate shown is the
     rate in effect at December 31, 2010.
(d)  Floating rate--Rate shown is the rate in
     effect at December 31, 2010.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              51

(e)  TBA--Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2010 is $13,889,925, which represents 1.6% of the Portfolio's net
     assets. All or a portion of these
     securities were acquired under a mortgage dollar roll agreement.
(f)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(g)  Interest rate presented is yield to
     maturity.
(h)  At December 31, 2010, cost is
     $884,369,698 for federal income tax
     purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation      $ 31,848,636
Gross unrealized depreciation       (10,268,868)
                                   ------------
Net unrealized appreciation        $ 21,579,768
                                   ============



The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                             $     --  $ 22,469,033      $     --  $ 22,469,033
  Corporate Bonds                                           --   239,547,752            --   239,547,752
  Medium Term Note                                          --       650,861            --       650,861
  Mortgage-Backed Securities                                --    55,660,784            --    55,660,784
  U.S. Government & Federal Agencies                        --   503,540,177            --   503,540,177
  Yankee Bonds                                              --    47,050,393            --    47,050,393
                                                      --------  ------------      --------  ------------
Total Long-Term Bonds                                       --   868,919,000            --   868,919,000
                                                      --------  ------------      --------  ------------
Short-Term Investments
  Financial Company Commercial Paper                        --    19,099,443            --    19,099,443
  Repurchase Agreement                                      --        31,381            --        31,381
  U.S. Government                                           --    17,899,642            --    17,899,642
                                                      --------  ------------      --------  ------------
Total Short-Term Investments                                --    37,030,466            --    37,030,466
                                                      --------  ------------      --------  ------------
Total Investments in Securities                            $--  $905,949,466           $--  $905,949,466
                                                      ========  ============      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


52    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $884,063,945)      $905,949,466
Receivables:
  Interest                               5,950,533
  Fund shares sold                         780,450
                                      ------------
     Total assets                      912,680,449
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased       35,786,403
  Manager (See Note 3)                     360,694
  Fund shares redeemed                     238,049
  Shareholder communication                 71,033
  NYLIFE Distributors (See Note 3)          68,109
  Professional fees                         58,500
  Custodian                                  4,923
  Directors                                  2,087
Accrued expenses                             1,182
                                      ------------
     Total liabilities                  36,590,980
                                      ------------
Net assets                            $876,089,469
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    600,349
Additional paid-in capital             815,060,190
                                      ------------
                                       815,660,539
Undistributed net investment income     26,857,313
Accumulated net realized gain on
  investments and futures
  transactions                          11,686,096
Net unrealized appreciation on
  investments                           21,885,521
                                      ------------
Net assets                            $876,089,469
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $554,818,163
                                      ============
Shares of capital stock outstanding     37,917,646
                                      ============
Net asset value per share
  outstanding                         $      14.63
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $321,271,306
                                      ============
Shares of capital stock outstanding     22,117,258
                                      ============
Net asset value per share
  outstanding                         $      14.53
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              53

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Interest                            $30,970,352
                                      -----------
EXPENSES
  Manager (See Note 3)                  3,994,245
  Distribution and service--Service
     Class (See Note 3)                   698,086
  Shareholder communication               217,623
  Professional fees                       149,080
  Custodian                                63,653
  Directors                                27,617
  Miscellaneous                            31,985
                                      -----------
     Total expenses                     5,182,289
                                      -----------
Net investment income                  25,788,063
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
-------------------------------------------------
Net realized gain (loss) on:
  Security transactions                13,979,687
  Futures transactions                    (27,529)
                                      -----------
Net realized gain on investments and
  futures transactions                 13,952,158
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments                          18,781,524
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         32,733,682
                                      -----------
Net increase in net assets resulting
  from operations                     $58,521,745
                                      ===========





54    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                       2010           2009
INCREASE IN NET ASSETS
----------------------------------------------------------
Operations:
 Net investment income        $  25,788,063  $  25,327,340
 Net realized gain on
  investments and futures
  transactions                   13,952,158     10,384,129
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    18,781,524     11,774,992
                              ----------------------------
 Net increase in net assets
  resulting from operations      58,521,745     47,486,461
                              ----------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class               (16,585,825)   (21,915,205)
    Service Class                (9,305,652)    (8,941,088)
                              ----------------------------
                                (25,891,477)   (30,856,293)
                              ----------------------------
 From net realized gain on
  investments:
    Initial Class                (6,894,075)    (1,792,095)
    Service Class                (4,070,171)      (766,418)
                              ----------------------------
                                (10,964,246)    (2,558,513)
                              ----------------------------
 Total dividends and
  distributions to
  shareholders                  (36,855,723)   (33,414,806)
                              ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        231,847,321    166,741,328
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              36,855,723     33,414,806
 Cost of shares redeemed       (152,295,098)  (110,257,248)
                              ----------------------------
    Increase in net assets
     derived from capital
     share transactions         116,407,946     89,898,886
                              ----------------------------
    Net increase in net
     assets                     138,073,968    103,970,541
NET ASSETS
----------------------------------------------------------
Beginning of year               738,015,501    634,044,960
                              ----------------------------
End of year                   $ 876,089,469  $ 738,015,501
                              ============================
Undistributed net investment
 income at end of year        $  26,857,313  $  25,891,451
                              ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              55

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      INITIAL CLASS
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $  14.17        $  13.82        $  13.96        $  13.60        $  13.16
                                     --------        --------        --------        --------        --------
Net investment income                    0.48 (a)        0.56 (a)        0.64 (a)        0.53            0.58
Net realized and unrealized gain
  (loss) on investments                  0.64            0.51           (0.16)           0.35            0.02
                                     --------        --------        --------        --------        --------
Total from investment operations         1.12            1.07            0.48            0.88            0.60
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.47)          (0.67)          (0.62)          (0.52)          (0.16)
  From net realized gain on
     investments                        (0.19)          (0.05)          (0.00)++           --              --
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.66)          (0.72)          (0.62)          (0.52)          (0.16)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $  14.63        $  14.17        $  13.82        $  13.96        $  13.60
                                     ========        ========        ========        ========        ========
Total investment return                  7.84%           7.77%           3.72%           6.52%           4.55%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  3.26%           3.97%           4.58%           4.89%           4.66%
  Net expenses                           0.55%           0.55%           0.54%           0.50%           0.52%
Portfolio turnover rate (b)               127%            158%            304%            265%            166%
Net assets at end of year (in
  000's)                             $554,818        $515,186        $451,804        $508,892        $410,139



++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The portfolio turnover rates not including mortgage dollar rolls were 97%,
     151%, 297%, 256% and 147% for the fiscal years ended December 31, 2010, 2009,
     2008, 2007 and 2006, respectively.





56    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           SERVICE CLASS
      --------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
        2010              2009              2008              2007              2006
      $  14.09          $  13.75          $  13.90          $  13.55          $  13.12
      --------          --------          --------          --------          --------
          0.44 (a)          0.52 (a)          0.60 (a)          0.49              0.57
          0.63              0.51             (0.15)             0.35              0.00 ++
      --------          --------          --------          --------          --------
          1.07              1.03              0.45              0.84              0.57
      --------          --------          --------          --------          --------

         (0.44)            (0.64)            (0.60)            (0.49)            (0.14)
         (0.19)            (0.05)            (0.00)++             --                --
      --------          --------          --------          --------          --------
         (0.63)            (0.69)            (0.60)            (0.49)            (0.14)
      --------          --------          --------          --------          --------
      $  14.53          $  14.09          $  13.75          $  13.90          $  13.55
      ========          ========          ========          ========          ========
          7.58%             7.50%             3.47%             6.25%             4.29%

          2.99%             3.70%             4.34%             4.64%             4.41%
          0.80%             0.80%             0.79%             0.75%             0.77%
           127%              158%              304%              265%              166%
      $321,271          $222,830          $182,241          $139,595          $103,352




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              57

MAINSTAY VP CASH MANAGEMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.




(LINE GRAPH)

                             MAINSTAY VP       LIPPER VARIABLE
                           CASH MANAGEMENT      PRODUCTS MONEY
                          PORTFOLIO INITIAL      MARKET FUND
                                CLASS              AVERAGE
                          -----------------    ---------------
12/31/00                        10000               10000
12/31/01                        10384               10376
12/31/02                        10525               10512
12/31/03                        10595               10582
12/31/04                        10684               10673
12/31/05                        11001               10963
12/31/06                        11504               11464
12/31/07                        12063               12015
12/31/08                        12325               12290
12/31/09                        12331               12315
12/31/10                        12332               12317




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------


                                                                             GROSS
                                                                            EXPENSE
CLASS                            ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------------
Initial Class Shares               0.01%        2.31%          2.12%         0.48%
-----------------------------------------------------------------------------------

7-DAY CURRENT YIELD: 0.01%(3)



BENCHMARK PERFORMANCE                                     ONE      FIVE     TEN
                                                          YEAR    YEARS    YEARS
Lipper Variable Products Money Market Fund Average(4)    0.01%    2.34%    2.11%
--------------------------------------------------------------------------------







1. Performance figures reflect certain fee waivers, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.10% for Initial Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. As of December 31, 2010, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. The current yield is more reflective of the Portfolio's earnings than the total return.
4. The Lipper Variable Products Money Market Fund Average is representative of portfolios that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 60 days. These portfolios intend to keep constant net asset value. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



58    MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,000.00        $1.26          $1,023.90         $1.28
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of 0.25% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                   mainstayinvestments.com    59

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)

(PORTFOLIO COMPOSITION PIE CHART)

Other Commercial Paper                                  36.8
Financial Company Commercial Paper                      18.6
Treasury Repurchase Agreements                          16.6
Treasury Debt                                            9.8
Government Agency Debt                                     9
Other Notes                                              6.7
Asset-Backed Commercial Paper                            2.5
Other Assets, Less Liabilities                            (0)




See Portfolio of Investments beginning on page 63 for specific holdings within these categories.

++ Less than one-tenth percent.




60    MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by David Clement, CFA, and Thomas J. Girard of New York Life Investments,(1) the Portfolio's Manager.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the seven-day period ended December 31, 2010, MainStay VP Cash Management Portfolio provided a current yield of 0.01% and an effective yield of 0.01%. For the 12 months ended December 31, 2010, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.01%. The Portfolio performed in line with the 0.01% return of the Lipper(2) Variable Products Money Market Fund Average for the 12 months ended December 31, 2010.

WHAT SIGNIFICANT FACTORS AND RISKS INFLUENCED THE MARKETS IN WHICH THE PORTFOLIO INVESTED DURING THE REPORTING PERIOD?

Short-term interest rates remained low during 2010, and the supply of commercial paper continued to decline. During the year, new SEC guidelines went into effect mandating that money market funds maintain dollar-weighted average maturities of 60 days or less. The new guidelines also reduced the amount of the Portfolio's assets that could be invested in second-tier commercial paper and mandated that stress tests be conducted on a regular basis. In light of these new regulations, effective May 1, 2010, the Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

Increased exposure to Treasury bills and repurchase agreements hurt the Portfolio's performance, while maintaining what we considered to be a longer-than-neutral duration in the early portion of the reporting period helped the Portfolio's results. Our investments in FDIC-backed floating-rate securities continued to have a positive impact on performance, as did our investments in asset-backed securities.

WHAT WAS THE PORTFOLIO'S DURATION(3) STRATEGY DURING THE REPORTING PERIOD?

The longer duration that we maintained early in the reporting period helped Portfolio's return because the yield curve(4) remained upward-sloping. During the second quarter of 2010, we shortened the Portfolio's duration to be compliant with the new money market regulations. Since the new regulations called for a shorter duration than was previously permitted (60 days as opposed to 90), the positive impact of having had a longer duration was gradually muted during the second half of 2010.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO DURING THE REPORTING PERIOD?

The Federal Reserve maintained the targeted federal funds rate in a range near zero, which gave us the confidence to go out further on an upward-sloping yield curve. The results were investments in longer-dated Treasury coupon securities, callable agency coupon securities and asset-backed securities. Asset-backed securities must be booked to their legal maturity even though the average lives are generally much shorter. We were comfortable using duration in this environment (that is, having a longer average life) because Federal Reserve policy remained highly accommodative.

We hedged this positioning by participating in the floating-rate securities market. These securities allowed us to accomplish two things. If for some reason rates rose, we would participate; and in our opinion, floating-rate securities offered compelling yields compared to alternative investments.

We maintained a negative view of foreign banks, a perspective that was reinforced by market concerns about European sovereign debt. For the most part, we continued to stay away from this sector, except for some shorter-dated commercial paper investments in some of the stronger issuers.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

The market segments that made the strongest contributions to the Portfolio's performance during the reporting period were corporate and FDIC-backed floating-rate securities, asset-backed securities and callable agency securities. Investments in Treasury bills and repurchase agreements were the Portfolio's strongest detractors.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, significant purchases included a Pepsi corporate floater due 7/15/2011, a Federal Home Loan Bank callable 0.34 security due 11/15/2011, and a General Electric Equipment ABS transaction: GE Equipment Midticket


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to page 5 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                   mainstayinvestments.com    61

Trust 2010-1 A1 due 9/14/11. There were no significant sales during the reporting period.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio increased its sector weightings in asset-backed securities, repurchase agreements, floating-rate securities and commercial paper. Over the same period, the Portfolio decreased its sector weightings in government and agency securities and corporate bonds.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio had no significant overweight or underweight positions.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Cash Management Portfolio on this page and the preceding pages has not been audited.


62    MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010


                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS 100.0%+
-------------------------------------------------------

ASSET-BACKED COMMERCIAL PAPER 2.5%
Straight-A Funding LLC
  0.082%, due 3/9/11 (a)      $ 8,260,000  $  8,258,745
  0.25%, due 1/10/11 (a)(b)     8,750,000     8,749,453
                                           ------------
                                             17,008,198
                                           ------------

FINANCIAL COMPANY COMMERCIAL PAPER 18.6%
American Honda Finance Corp.
  0.21%, due 1/20/11 (a)        8,260,000     8,259,085
  0.22%, due 2/23/11 (a)        8,500,000     8,497,247
BNP Paribas Finance, Inc.
  0.21%, due 1/6/11 (a)         7,600,000     7,599,778
  0.25%, due 1/7/11 (a)         8,500,000     8,499,646
Caterpillar Financial
  Services Corp.
  0.18%, due 1/25/11 (a)        3,545,000     3,544,575
European Investment Bank
  0.22%, due 1/24/11 (a)        5,250,000     5,249,262
General Electric Capital
  Corp.
  0.16%, due 2/14/11 (a)        8,250,000     8,248,387
John Deere Capital Corp.
  0.23%, due 1/12/11 (a)(b)     8,500,000     8,499,403
National Cooperative
  Services
  0.30%, due 2/3/11 (a)         8,260,000     8,257,728
National Rural Utilities
  Cooperative Finance Corp.
  0.25%, due 1/18/11 (a)        3,600,000     3,599,575
  0.25%, due 1/24/11 (a)        5,060,000     5,059,192
PACCAR Financial Corp.
  0.20%, due 1/4/11 (a)         8,750,000     8,749,854
Private Export Funding Corp.
  0.19%, due 2/7/11 (a)(b)      6,750,000     6,748,682
  0.31%, due 5/11/11 (a)(b)     8,435,000     8,425,557
Societe Generale North
  America, Inc.
  0.25%, due 1/3/11 (a)        10,000,000     9,999,861
  0.255%, due 1/5/11 (a)        8,250,000     8,249,766
Toyota Motor Credit Corp.
  0.20%, due 1/6/11 (a)         7,085,000     7,084,803
                                           ------------
                                            124,572,401
                                           ------------

GOVERNMENT AGENCY DEBT 9.0%
Federal Farm Credit Bank
  0.24%, due 11/4/11 (c)        6,880,000     6,880,000
  0.293%, due 9/16/11 (c)       5,250,000     5,249,815
Federal Home Loan Bank
  0.333%, due 7/29/11 (c)       8,750,000     8,750,000
  0.34%, due 11/15/11           8,565,000     8,565,000
  0.41%, due 12/9/11            3,360,000     3,360,000
Federal Home Loan Mortgage
  Corporation (Discount
  Note)
  0.25%, due 5/2/11 (a)         2,275,000     2,273,088
Federal National Mortgage
  Association
  0.221%, due 9/19/11 (c)       8,500,000     8,500,323
Federal National Mortgage
  Association (Discount
  Notes)
  0.243%, due 4/11/11 (a)       4,420,000     4,416,927
  0.33%, due 2/22/11 (a)        6,000,000     5,997,140
International Bank for
  Reconstruction &
  Development
  0.171%, due 3/1/11            6,800,000     6,797,994
                                           ------------
                                             60,790,287
                                           ------------

OTHER COMMERCIAL PAPER 36.8%
Abbot Laboratories
  0.17%, due 1/20/11 (a)(b)     5,075,000     5,074,545
Apache Corp.
  0.38%, due 1/5/11 (a)         2,700,000     2,699,886
Archer-Daniels-Midland Co.
  0.22%, due 1/27/11 (a)(b)     6,250,000     6,249,007
  0.24%, due 2/16/11 (a)(b)     8,500,000     8,497,393
Basin Electric Power
  Cooperative, Inc.
  0.23%, due 2/23/11 (a)(b)     4,950,000     4,948,324
  0.24%, due 1/27/11 (a)(b)     7,500,000     7,498,700
Becton, Dickinson & Co.
  0.18%, due 1/19/11 (a)        8,500,000     8,499,235
Coca-Cola Co. (The)
  0.23%, due 1/11/11 (a)        8,750,000     8,749,441
Duke Energy Corp.
  0.33%, due 1/4/11 (a)(b)      2,700,000     2,699,926
Emerson Electric Co.
  0.17%, due 1/3/11 (a)(b)      6,800,000     6,799,936
Google, Inc.
  0.18%, due 2/7/11 (a)(b)      8,750,000     8,748,381
  0.19%, due 3/15/11 (a)(b)     6,000,000     5,997,688
Hewlett-Packard Co.
  0.15%, due 1/7/11 (a)(b)      8,250,000     8,249,794
  0.18%, due 1/5/11 (a)(b)     10,000,000     9,999,800
Johnson & Johnson
  0.15%, due 1/4/11 (a)(b)      8,500,000     8,499,894
Medtronic, Inc.
  0.20%, due 1/28/11 (a)(b)     8,750,000     8,748,687
  0.22%, due 2/22/11 (a)(b)     9,000,000     8,997,140
Nestle Capital Corp.
  0.24%, due 4/1/11 (a)(b)      8,750,000     8,744,750
NextEra Energy Capital
  Holdings, Inc.
  0.36%, due 1/10/11 (a)        2,700,000     2,699,757
Novartis Finance Corp.
  0.18%, due 1/5/11 (a)         6,600,000     6,599,868
  0.19%, due 1/7/11 (a)         8,250,000     8,249,739
NSTAR
  0.20%, due 1/4/11 (a)         6,750,000     6,749,887


+ Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              63

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)

OTHER COMMERCIAL PAPER (CONTINUED)
PepsiCo, Inc.
  0.18%, due 2/8/11 (a)(b)    $ 8,435,000  $  8,433,397
Procter & Gamble
  International Funding SCA
  0.16%, due 1/24/11 (a)(b)     3,864,000     3,863,605
  0.18%, due 1/14/11 (a)(b)     8,460,000     8,459,450
Schlumberger Technology
  Corp.
  0.21%, due 1/24/11 (a)        7,500,000     7,498,994
  0.22%, due 1/18/11 (a)        6,200,000     6,199,356
South Carolina Fuel Co.,
  Inc.
  0.33%, due 1/12/11 (a)(b)     2,700,000     2,699,728
Southern Co.
  0.27%, due 1/11/11 (a)        2,740,000     2,739,795
Southern Co. Funding Corp.
  0.25%, due 1/3/11 (a)(b)      8,500,000     8,499,882
  0.26%, due 1/19/11 (a)(b)     4,950,000     4,949,356
Virginia Electric and Power
  Co.
  0.35%, due 1/10/11 (a)        2,700,000     2,699,764
Walt Disney Co. (The)
  0.17%, due 2/7/11 (a)(b)      9,000,000     8,998,427
  0.17%, due 2/22/11 (a)(b)     8,250,000     8,247,974
Wisconsin Energy Corp.
  0.30%, due 1/4/11 (a)         2,700,000     2,699,933
WW Grainger, Inc.
  0.19%, due 1/6/11 (a)         8,500,000     8,499,776
  0.20%, due 1/19/11 (a)        8,435,000     8,434,156
                                           ------------
                                            246,925,371
                                           ------------

OTHER NOTES 6.7%
Ally Auto Receivables Trust
  Series 2010-4, Class A1
  0.336%, due 11/15/11          1,869,068     1,869,068
  Series 2010-2, Class A1
  0.586%, due 7/15/11             532,622       532,622
Berkshire Hathaway Finance
  Corp.
  0.266%, due 2/10/11 (c)      10,900,000    10,900,127
BMW Vehicle Lease Trust
  Series 2010-1, Class A1
  0.298%, due 10/17/11          1,887,302     1,887,302
CarMax Auto Owner Trust
  Series 2010-3, Class A1
  0.313%, due 11/15/11          1,616,716     1,616,716
CNH Equipment Trust
  Series 2010-C, Class A1
  0.427%, due 12/9/11           2,170,541     2,170,541
Ford Credit Auto Owner Trust
  Series 2010-B, Class A1
  0.506%, due 8/15/11 (b)         778,458       778,458
GE Equipment Midticket LLC
  Series 2010-1, Class A1
  0.351%, due 9/14/11 (b)       1,090,561     1,090,561
General Electric Capital
  Corp.
  0.382%, due 3/11/11 (c)(d)    5,500,000     5,500,000
Holmes Master Issuer PLC
  Series 2010-1A, Class A1
  0.41%, due 10/15/11 (b)(c)    3,400,000     3,400,000
Hyundai Auto Receivables
  Trust
  Series 2010-B, Class A1
  0.371%, due 9/15/11             919,800       919,800
John Deere Owner Trust
  Series 2010-A, Class A1
  0.344%, due 5/16/11             250,065       250,065
Mercedes-Benz Auto
  Receivables Trust Series
  2010-1, Class A1
  0.309%, due 5/13/11              69,467        69,467
Navistar Financial Corp.
  Owner Trust
  Series 2010-B, Class A1
  0.345%, due 10/18/11 (b)      1,829,503     1,829,503
  Series 2010-A, Class A1
  0.608%, due 6/20/11 (b)       1,072,660     1,072,660
Nissan Auto Receivables
  Owner Trust Series 2010-A,
  Class A1
  0.356%, due 10/17/11          2,278,515     2,278,515
PepsiCo, Inc.
  0.319%, due 7/15/11 (c)       5,250,000     5,251,451
Volkswagen Auto Lease Trust
  Series 2010-A, Class A1
  0.299%, due 11/21/11          2,792,700     2,792,700
Volvo Financial Equipment
  LLC
  Series 2010-1A, Class A1
  0.51%, due 5/16/11 (b)          991,532       991,532
                                           ------------
                                             45,201,088
                                           ------------


TREASURY DEBT 9.8%
United States Treasury Bills
  0.103%, due 1/13/11 (a)       6,750,000     6,749,768
  0.195%, due 6/30/11 (a)       8,310,000     8,301,898
United States Treasury Notes
  0.875%, due 1/31/11           7,500,000     7,503,086
  0.875%, due 3/31/11          12,125,000    12,142,543
  1.00%, due 8/31/11            8,750,000     8,790,758
  1.00%, due 9/30/11            8,680,000     8,726,459
  1.00%, due 10/31/11           8,325,000     8,373,456
  1.00%, due 12/31/11           5,065,000     5,098,141
                                           ------------
                                             65,686,109
                                           ------------



64    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)

TREASURY REPURCHASE AGREEMENTS 16.6%
Deutsche Bank Securities,
  Inc.
  0.18%, dated 12/31/10
  due 1/3/10
  Proceeds at Maturity
  $37,100,557
  (Collateralized by a
  United States Treasury
  Note with a rate of 2.125%
  and a maturity date of
  12/31/15, with a Principal
  Amount of $37,747,700 and
  a Market Value of
  $37,842,069)                $37,100,000  $ 37,100,000
Morgan Stanley Co.
  0.08%, dated 12/31/10
  due 1/3/10
  Proceeds at Maturity
  $37,035,247
  (Collateralized by a
  United States Treasury
  Note with a rate of 1.875%
  and a maturity date of
  7/15/13, with a Principal
  Amount of $29,545,500 and
  a Market Value of
  $37,775,703)                 37,035,000    37,035,000
SG Americas Securities LLC
  0.20%, dated 12/31/10
  due 1/3/10
  Proceeds at Maturity
  $37,100,618
  (Collateralized by a
  United States Treasury
  Note with a rate of 0.50%
  and a maturity date of
  10/15/13, with a Principal
  Amount of $38,289,000 and
  a Market Value of
  $37,842,079)                 37,100,000    37,100,000
                                           ------------
                                            111,235,000
                                           ------------
Total Short-Term Investments
  (Amortized Cost
  $671,418,454) (e)                 100.0%  671,418,454
Other Assets, Less
  Liabilities                        (0.0)++   (208,193)
                              -----------  ------------


Net Assets                          100.0% $671,210,261
                              ===========  ============





++   Less than one-tenth of a percent.
(a)  Interest rate presented is yield to
     maturity.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Floating rate--Rate shown is the rate in
     effect at December 31, 2010.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States.  The expiration date
     of the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(e)  The amortized cost also represents the
     aggregate cost for federal income tax
     purposes.


The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
Short-Term Investments
  Asset-Backed Commercial Paper                       $     --  $ 17,008,198      $     --  $ 17,008,198
  Financial Company Commercial Paper                        --   124,572,401            --   124,572,401
  Government Agency Debt                                    --    60,790,287            --    60,790,287
  Other Commercial Paper                                    --   246,925,371            --   246,925,371
  Other Notes                                               --    45,201,088            --    45,201,088
  Treasury Debt                                             --    65,686,109            --    65,686,109
  Treasury Repurchase Agreements                            --   111,235,000            --   111,235,000
                                                      --------  ------------      --------  ------------
Total Investments in Securities                            $--  $671,418,454           $--  $671,418,454
                                                      ========  ============      ========  ============




For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              65

INDUSTRY DIVERSIFICATION

The table below sets forth the diversification of the VP Cash Management Portfolio investments by industry.

                                                                       AMORTIZED
                                                                            COST  PERCENT +
Agriculture                                                         $ 14,746,400      2.2%
Automobile                                                            15,646,811      2.3
Banks                                                                 18,249,627      2.7
Beverages                                                             22,434,289      3.3
Computers                                                             18,249,594      2.7
Cosmetics & Personal Care                                             12,323,055      1.8
Distribution & Wholesale                                              16,933,932      2.5
Diversified Financial Services                                       123,581,710     18.5
Electric                                                              46,185,324      6.9
Electrical Components & Equipment                                      6,799,936      1.0
Food                                                                   8,744,750      1.3
Health Care--Products                                                 34,744,956      5.2
Holding Companies--Diversified                                         2,699,728      0.4
Insurance                                                             10,900,127      1.6
Internet                                                              14,746,069      2.2
Media                                                                 17,246,401      2.6
Multi-National                                                        12,047,256      1.8
Oil & Gas                                                             16,398,236      2.4
Other ABS                                                              4,502,699      0.7
Pharmaceuticals                                                       19,924,152      3.0
Repurchase Agreements                                                111,235,000     16.6
U.S. Government & Agency                                             119,678,402     17.8
WL Collateral CMO                                                      3,400,000      0.5
                                                                    ------------    -----
                                                                     671,418,454    100.0
Other Assets, Less Liabilities                                          (208,193)    (0.0)++
                                                                    ------------    -----
Net Assets                                                          $671,210,261    100.0%
                                                                    ============    =====





+    Percentages indicated are based on Portfolio net assets.
++   Less than one-tenth of a percent.




66    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (amortized cost $560,183,454)       $560,183,454
Repurchase agreements , at value
  (identified cost $111,235,000)       111,235,000
Cash                                           300
Receivables:
  Fund shares sold                       1,702,274
  Interest                                 148,884
                                      ------------
     Total assets                      673,269,912
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Fund shares redeemed                   1,789,085
  Manager (See Note 3)                      93,932
  Shareholder communication                 59,379
  Professional fees                         45,636
  Custodian                                  2,555
  Directors                                  1,744
Accrued expenses                               227
Dividend payable                            67,093
                                      ------------
     Total liabilities                   2,059,651
                                      ------------
Net assets                            $671,210,261
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 2.45 billion
  shares authorized                   $  6,712,310
Additional paid-in capital             664,503,901
                                      ------------
                                       671,216,211
Distributions in excess of net
  investment income                         (5,950)
                                      ------------
Net assets applicable to outstanding
  shares                              $671,210,261
                                      ============
Shares of capital stock outstanding    671,230,963
                                      ============
Net asset value per share
  outstanding                         $       1.00
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              67

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
--------------------------------------------------
INCOME
  Interest                             $ 1,873,220
                                       -----------
EXPENSES
  Manager (See Note 3)                   3,144,818
  Shareholder communication                197,482
  Professional fees                        166,694
  Directors                                 25,404
  Custodian                                 24,786
  Miscellaneous                             27,903
                                       -----------
     Total expenses before waiver        3,587,087
  Expense waiver from Manager (See
     Note 3)                            (1,757,271)
                                       -----------
     Net expenses                        1,829,816
                                       -----------
Net investment income                       43,404
                                       -----------

REALIZED GAIN ON INVESTMENTS
--------------------------------------------------
Net realized gain on investments            21,521
                                       -----------
Net increase in net assets resulting
  from operations                      $    64,925
                                       ===========





68    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010            2009
DECREASE IN NET ASSETS
----------------------------------------------------------
Operations:
 Net investment income       $      43,404  $      470,251
 Net realized gain on
  investments                       21,521          11,848
                             -----------------------------
 Net increase in net
  assets resulting from
  operations                        64,925         482,099
                             -----------------------------
Dividends to shareholders:
 From net investment
     income                       (131,787)       (470,251)
                             -----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       484,805,595     495,040,021
 Net asset value of shares
  issued to shareholders
  in reinvestment of
  dividends                        131,787         470,251
 Cost of shares redeemed      (578,778,542)   (826,291,881)
                             -----------------------------
    Decrease in net assets
     derived from capital
     share transactions        (93,841,160)   (330,781,609)
                             -----------------------------
    Net decrease in net
     assets                    (93,908,022)   (330,769,761)
NET ASSETS
----------------------------------------------------------
Beginning of year              765,118,283   1,095,888,044
                             -----------------------------
End of year                  $ 671,210,261  $  765,118,283
                             =============================
Undistributed
 (distributions in excess
 of)
 net investment income at
 end of year                 $      (5,950) $       60,912
                             =============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              69

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                               YEAR ENDED DECEMBER 31,
                                       2010            2009             2008             2007            2006
Net asset value at beginning of
  year                               $   1.00        $   1.00        $     1.00        $   1.00        $   1.00
                                     --------        --------        ----------        --------        --------
Net investment income                    0.00 ++         0.00 ++           0.02            0.05            0.04
Net realized and unrealized gain
  (loss) on investments                  0.00 ++         0.00 ++           0.00 ++         0.00 ++        (0.00)++
                                     --------        --------        ----------        --------        --------
Total from investment operations         0.00 ++         0.00 ++           0.02            0.05            0.04
                                     --------        --------        ----------        --------        --------
Less dividends:
  From net investment income            (0.00)++        (0.00)++          (0.02)          (0.05)          (0.04)
                                     --------        --------        ----------        --------        --------
Net asset value at end of year       $   1.00        $   1.00        $     1.00        $   1.00        $   1.00
                                     ========        ========        ==========        ========        ========
Total investment return                  0.01%           0.05%             2.18%           4.86%           4.57%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  0.01%           0.05%             2.02%           4.71%           4.50%
  Net expenses                           0.25%           0.41%             0.50%           0.50%           0.52%
  Expenses (before waiver)               0.50%           0.51%             0.50%           0.50%           0.52%
Net assets at end of year (in
  000's)                             $671,210        $765,118        $1,095,888        $605,222        $351,753



++   Less than one cent per share.




70    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP COMMON STOCK PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                         MAINSTAY VP          MAINSTAY VP
                         COMMON STOCK         COMMON STOCK
                      PORTFOLIO INITIAL    PORTFOLIO SERVICE    S&P 500(R)    RUSSELL 1000(R)
                            CLASS                CLASS             INDEX           INDEX
                      -----------------    -----------------    ----------    ---------------
12/31/00                    10000                10000             10000           10000
12/31/01                     8291                 8270              8811            8755
12/31/02                     6281                 6249              6864            6859
12/31/03                     7937                 7878              8833            8910
12/31/04                     8802                 8714              9794            9926
12/31/05                     9480                 9359             10275           10548
12/31/06                    11041                10873             11898           12178
12/31/07                    11609                11403             12552           12882
12/31/08                     7385                 7236              7908            8039
12/31/09                     9038                 8833             10001           10324
12/31/10                    10178                 9922             11507           11986




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                       GROSS
                                                                      EXPENSE
CLASS                      ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------
Initial Class Shares        12.60%        1.43%          0.18%         0.60%
-----------------------------------------------------------------------------
Service Class Shares(3)     12.32         1.18          -0.08          0.85
-----------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                             ONE      FIVE     TEN
                                                                 YEAR     YEARS    YEARS
S&P 500(R) Index(4)                                             15.06%    2.29%    1.41%
----------------------------------------------------------------------------------------
Russell 1000(R) Index(4)                                        16.10     2.59     1.83
----------------------------------------------------------------------------------------
Average Lipper Variable Products Large-Cap Core Portfolio(5)    13.45     1.75     1.41
----------------------------------------------------------------------------------------







1. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 0.16% for Initial Class shares and -0.09% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to page 37 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. diversified equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.


                                                   mainstayinvestments.com    71

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,222.10        $3.36          $1,022.20         $3.06
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,220.60        $4.76          $1,020.90         $4.33
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



72    MainStay VP Common Stock Portfolio

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)


Oil, Gas & Consumable Fuels             11.5%
Insurance                                5.5
Computers & Peripherals                  5.4
Software                                 5.0
Pharmaceuticals                          4.9
Diversified Financial Services           4.4
Diversified Telecommunication
  Services                               4.0
Media                                    3.3
Health Care Providers & Services         3.2
Capital Markets                          2.9
Specialty Retail                         2.7
Tobacco                                  2.7
Communications Equipment                 2.6
Semiconductors & Semiconductor
  Equipment                              2.6
IT Services                              2.5
Beverages                                2.3
Food & Staples Retailing                 2.3
Industrial Conglomerates                 2.2
Chemicals                                2.1
Machinery                                2.1
Hotels, Restaurants & Leisure            1.7
Commercial Banks                         1.6
Energy Equipment & Services              1.5
Metals & Mining                          1.5
Household Products                       1.4
Internet Software & Services             1.4
Multiline Retail                         1.3
Biotechnology                            1.1
Aerospace & Defense                      1.0
Automobiles                              1.0
Electric Utilities                       1.0
Electrical Equipment                     1.0
Food Products                            1.0
Air Freight & Logistics                  0.9
Internet & Catalog Retail                0.9
Multi-Utilities                          0.9
Textiles, Apparel & Luxury Goods         0.8
Wireless Telecommunication Services      0.6
Real Estate Investment Trusts            0.5
Airlines                                 0.4
Commercial Services & Supplies           0.4
Road & Rail                              0.4
Trading Companies & Distributors         0.4
Construction & Engineering               0.3
Gas Utilities                            0.3
Office Electronics                       0.3
Real Estate Management & Development     0.3
Auto Components                          0.2
Containers & Packaging                   0.2
Diversified Consumer Services            0.2
Exchange Traded Funds                    0.2
Health Care Equipment & Supplies         0.2
Household Durables                       0.2
Paper & Forest Products                  0.2
Electronic Equipment & Instruments       0.1
Independent Power Producers & Energy
  Traders                                0.1
Leisure Equipment & Products             0.1
Life Sciences Tools & Services           0.1
Personal Products                        0.1
Consumer Finance                         0.0++
Distributors                             0.0++
Other Assets, Less Liabilities           0.0++
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments beginning on page 76 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS AS OF DECEMBER 31, 2010 (excluding short-term investment)

    1.  ExxonMobil Corp.
    2.  Apple, Inc.
    3.  Microsoft Corp.
    4.  Chevron Corp.
    5.  International Business Machines Corp.

    6.  JPMorgan Chase & Co.
    7.  AT&T, Inc.
    8.  Bank of America Corp.
    9.  Wells Fargo & Co.
   10.  Intel Corp.





                                                   mainstayinvestments.com    73

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Harvey Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Portfolio's Subadvisor.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Common Stock Portfolio returned 12.60% for Initial Class shares and 12.32% for Service Class shares. Both share classes underperformed the 13.45% return of the average Lipper(5) Variable Products Large-Cap Core Portfolio and the 15.06% return of the S&P 500(R) Index(1) for the 12 months ended December 31, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE
PERFORMANCE DURING THE REPORTING PERIOD?

The primary reason for the Portfolio's underperformance of its benchmark and peers can be traced to the fear of a double-dip recession, primarily during the third quarter of 2010. Stocks that had previously appeared to be inexpensive saw their prices continue to decline on market concerns about whether future earnings growth would materialize. At the same time, recession fears forced interest rates lower, driving up demand for defensive stocks with high dividend yields.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE, AND WHICH SECTORS WERE PARTICULARLY WEAK?

Materials, consumer discretionary and energy were the strongest-contributing sectors to the Portfolio's performance relative to the S&P 500(R) Index. Rising emerging-market demand led to higher commodity prices and strengthened results in the materials and energy sectors. The Portfolio benefited from overweight positions in stocks such as copper producer Freeport-McMoRan Copper & Gold. Consumer discretionary was one of the best-performing sectors in the S&P 500((R)) Index, driven higher by stronger-than-expected retail spending within the United States. An overweight position in the consumer discretionary sector helped the Portfolio's performance.

During the reporting period, information technology, financials and consumer staples were the Portfolio's weakest sectors relative to the S&P 500(R) Index. Information technology accounted for more than half of the Portfolio's underperformance, as stocks that we believed to be attractively valued, such as Western Digital and Hewlett-Packard, faced price erosion as the weak economy raised concerns about future earnings growth. High-yielding consumer staples became a safe haven during the third quarter, but an underweight position in that sector detracted from the Portfolio's performance. In financials, much of the Portfolio's underperformance came in the first quarter as the low-quality rally of 2009 continued.


DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

On an absolute basis, the strongest contributors to the Portfolio's performance were computers & peripherals company Apple, oil and gas company ExxonMobil and mining company Freeport-McMoRan Copper & Gold.

The stocks that detracted most from the Portfolio's performance were diversified financial services company Bank of America, computer giant Hewlett-Packard and health care services company Medco Health Solutions.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Among the stocks that met the Portfolio's purchase criteria in 2010 were ExxonMobil and Prudential Financial. In our view, ExxonMobil was an attractively valued way to gain exposure to the rising price of oil. We believed that Prudential Financial was attractively valued within the financials sector.

Among the stocks the Portfolio sold during the reporting period were pharmaceutical company Pfizer and household products manufacturer Procter & Gamble. These and other defensive holdings were sold to make way for stocks that were more economically sensitive (more likely to respond to positive developments in the economy).

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Over the course of the year, the Portfolio's most significant sector-weighting increases relative to the S&P 500(R) Index were in consumer staples and energy. In consumer staples, we purchased stocks with relatively high dividend yields. The Portfolio increased its already overweight position in the energy sector, as the price of oil rose with the prospect of continuing to do so.

The Portfolio decreased its weightings in the consumer discretionary and information technology sectors, but remained overweight relative to the S&P 500(R) Index in both sectors.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio's most significantly overweight sectors relative to the S&P 500(R) Index were consumer discretionary and telecommunication services. We believed that both sectors would be likely to benefit from continued economic strength, although in consumer discretionary, overweight positions in stocks such as Family Dollar Stores and Wal-Mart Stores benefited from the discount retailing trend.



1. Please refer to page 37 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.


74    MainStay VP Common Stock Portfolio

As of the same date, the Portfolio's most significantly underweight sectors were industrials and health care. In industrials, almost all of the Portfolio's underweight position was due to our negative view on aerospace & defense.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Common Stock Portfolio on this page and the preceding pages has not been audited.

                                                   mainstayinvestments.com    75

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010



                                 SHARES         VALUE
COMMON STOCKS 99.8%+
-----------------------------------------------------

AEROSPACE & DEFENSE 1.0%
Boeing Co. (The)                 21,385  $  1,395,585
Honeywell International, Inc.    79,711     4,237,437
Raytheon Co.                        393        18,211
United Technologies Corp.        11,743       924,409
                                         ------------
                                            6,575,642
                                         ------------

AIR FREIGHT & LOGISTICS 0.9%
FedEx Corp.                      51,232     4,765,088
United Parcel Service, Inc.
  Class B                        11,951       867,404
                                         ------------
                                            5,632,492
                                         ------------

AIRLINES 0.4%
Southwest Airlines Co.          208,235     2,702,890
                                         ------------


AUTO COMPONENTS 0.2%
BorgWarner, Inc. (a)              3,816       276,126
Goodyear Tire & Rubber Co.
  (The) (a)                      13,993       165,817
Johnson Controls, Inc.           14,579       556,918
                                         ------------
                                              998,861
                                         ------------

AUTOMOBILES 1.0%
Ford Motor Co. (a)              295,557     4,962,402
Harley-Davidson, Inc.            34,007     1,179,023
                                         ------------
                                            6,141,425
                                         ------------

BEVERAGES 2.3%
Coca-Cola Co. (The)              80,763     5,311,783
Coca-Cola Enterprises, Inc.      62,512     1,564,675
Constellation Brands, Inc.
  Class A (a)                    41,646       922,459
Dr. Pepper Snapple Group, Inc.   66,665     2,343,941
Molson Coors Brewing Co. Class
  B                               6,374       319,911
PepsiCo, Inc.                    67,352     4,400,106
                                         ------------
                                           14,862,875
                                         ------------

BIOTECHNOLOGY 1.1%
Amgen, Inc. (a)                  98,186     5,390,411
Biogen Idec, Inc. (a)             1,093        73,286
Cephalon, Inc. (a)               20,996     1,295,873
                                         ------------
                                            6,759,570
                                         ------------

CAPITAL MARKETS 2.9%
Ameriprise Financial, Inc.        7,613       438,128
Bank of New York Mellon Corp.
  (The)                         178,962     5,404,652
Charles Schwab Corp. (The)       13,849       236,956
Goldman Sachs Group, Inc.
  (The)                          23,059     3,877,602
Legg Mason, Inc.                    536        19,441
Morgan Stanley                   19,625       533,996
Northern Trust Corp.             67,576     3,744,386
State Street Corp.               98,928     4,584,324
                                         ------------
                                           18,839,485
                                         ------------

CHEMICALS 2.1%
Ashland, Inc.                    17,538       891,983
Cytec Industries, Inc.           10,959       581,485
Dow Chemical Co. (The)           28,124       960,153
E.I. du Pont de Nemours & Co.    43,983     2,193,872
Ecolab, Inc.                     33,017     1,664,717
Lubrizol Corp. (The)             14,761     1,577,656
PPG Industries, Inc.             46,111     3,876,552
Scotts Miracle-Gro Co. (The)
  Class A                         3,356       170,384
Sherwin-Williams Co. (The)       16,744     1,402,310
Valspar Corp.                     1,413        48,720
                                         ------------
                                           13,367,832
                                         ------------

COMMERCIAL BANKS 1.6%
PNC Financial Services Group,
  Inc.                            8,073       490,193
X  Wells Fargo & Co.            323,891    10,037,382
                                         ------------
                                           10,527,575
                                         ------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
Avery Dennison Corp.             20,730       877,708
Corrections Corp. of America
  (a)                             8,002       200,530
Republic Services, Inc.           5,229       156,138
Waste Management, Inc.           44,715     1,648,642
                                         ------------
                                            2,883,018
                                         ------------

COMMUNICATIONS EQUIPMENT 2.6%
Cisco Systems, Inc. (a)         427,945     8,657,327
Harris Corp.                     36,056     1,633,337
Motorola, Inc. (a)              503,448     4,566,273
QUALCOMM, Inc.                   25,023     1,238,388
Tellabs, Inc.                   106,188       719,955
                                         ------------
                                           16,815,280
                                         ------------

COMPUTERS & PERIPHERALS 5.4%
X  Apple, Inc. (a)               51,029    16,459,914
Dell, Inc. (a)                  220,332     2,985,498
EMC Corp. (a)                   250,623     5,739,267
Hewlett-Packard Co.             128,242     5,398,988
Lexmark International, Inc.
  Class A (a)                    21,912       762,976
SanDisk Corp. (a)                30,167     1,504,127
Western Digital Corp. (a)        53,828     1,824,769
                                         ------------
                                           34,675,539
                                         ------------



+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest holdings, as of December 31, 2010, excluding short-term investment. May be subject to change daily.

76    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                 SHARES         VALUE
COMMON STOCKS (CONTINUED)

CONSTRUCTION & ENGINEERING 0.3%
KBR, Inc.                        33,988  $  1,035,614
Shaw Group, Inc. (The) (a)       18,914       647,426
URS Corp. (a)                       408        16,977
                                         ------------
                                            1,700,017
                                         ------------

CONSUMER FINANCE 0.0%++
Discover Financial Services       2,454        45,473
                                         ------------


CONTAINERS & PACKAGING 0.2%
Ball Corp.                       14,234       968,624
Sealed Air Corp.                 19,719       501,848
                                         ------------
                                            1,470,472
                                         ------------

DISTRIBUTORS 0.0%++
Genuine Parts Co.                 3,716       190,779
                                         ------------


DIVERSIFIED CONSUMER SERVICES 0.2%
Apollo Group, Inc. Class A (a)   17,241       680,847
DeVry, Inc.                       1,951        93,609
Sotheby's                        14,939       672,255
                                         ------------
                                            1,446,711
                                         ------------

DIVERSIFIED FINANCIAL SERVICES 4.4%
X  Bank of America Corp.        802,326    10,703,029
Citigroup, Inc. (a)             986,356     4,665,464
X  JPMorgan Chase & Co.         299,376    12,699,530
                                         ------------
                                           28,068,023
                                         ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 4.0%
X  AT&T, Inc.                   403,501    11,854,859
Frontier Communications Corp.    89,913       874,854
Qwest Communications
  International, Inc.           589,817     4,488,507
Verizon Communications, Inc.    217,797     7,792,777
Windstream Corp.                 43,722       609,485
                                         ------------
                                           25,620,482
                                         ------------

ELECTRIC UTILITIES 1.0%
Allegheny Energy, Inc.           10,034       243,224
Duke Energy Corp.                71,371     1,271,118
Edison International             42,596     1,644,206
Entergy Corp.                     7,766       550,066
NextEra Energy, Inc.             46,571     2,421,226
Pinnacle West Capital Corp.       9,512       394,272
                                         ------------
                                            6,524,112
                                         ------------

ELECTRICAL EQUIPMENT 1.0%
Emerson Electric Co.             92,493     5,287,825
Hubbel, Inc. Class B              7,216       433,898
Rockwell Automation, Inc.           764        54,786
Thomas & Betts Corp. (a)          7,686       371,234
                                         ------------
                                            6,147,743
                                         ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.1%
Jabil Circuit, Inc.              11,789       236,841
Vishay Intertechnology, Inc.
  (a)                            12,395       181,959
                                         ------------
                                              418,800
                                         ------------

ENERGY EQUIPMENT & SERVICES 1.5%
Diamond Offshore Drilling,
  Inc.                           13,482       901,541
Halliburton Co.                  18,638       760,990
Helmerich & Payne, Inc.           9,934       481,600
Nabors Industries, Ltd. (a)      58,720     1,377,571
Oceaneering International,
  Inc. (a)                       12,067       888,493
Patterson-UTI Energy, Inc.       23,229       500,585
Rowan Cos., Inc. (a)             22,372       781,007
Schlumberger, Ltd.               34,670     2,894,945
Superior Energy Services, Inc.
  (a)                            11,864       415,121
Tidewater, Inc.                   7,763       417,960
                                         ------------
                                            9,419,813
                                         ------------

FOOD & STAPLES RETAILING 2.3%
BJ's Wholesale Club, Inc. (a)     8,234       394,409
Costco Wholesale Corp.           62,171     4,489,368
Kroger Co. (The)                 36,140       808,090
Safeway, Inc.                    35,826       805,727
Wal-Mart Stores, Inc.           144,289     7,781,506
Walgreen Co.                     19,468       758,473
                                         ------------
                                           15,037,573
                                         ------------

FOOD PRODUCTS 1.0%
Archer-Daniels-Midland Co.        4,436       133,435
ConAgra Foods, Inc.              27,977       631,721
Corn Products International,
  Inc.                           16,872       776,112
Kraft Foods, Inc. Class A         1,156        36,426
Sara Lee Corp.                  184,911     3,237,792
Smithfield Foods, Inc. (a)       19,115       394,342
Tyson Foods, Inc. Class A        83,202     1,432,738
                                         ------------
                                            6,642,566
                                         ------------


GAS UTILITIES 0.3%
Atmos Energy Corp.                1,313        40,966
Energen Corp.                     6,815       328,892
Nicor, Inc.                       8,814       439,995
ONEOK, Inc.                      11,150       618,490
Questar Corp.                    26,553       462,288
UGI Corp.                         1,494        47,180
                                         ------------
                                            1,937,811
                                         ------------

HEALTH CARE EQUIPMENT & SUPPLIES 0.2%
CareFusion Corp. (a)             56,750     1,458,475
                                         ------------


HEALTH CARE PROVIDERS & SERVICES 3.2%
Aetna, Inc.                      44,925     1,370,662
AmerisourceBergen Corp.          52,630     1,795,736
Cardinal Health, Inc.            98,098     3,758,134
CIGNA Corp.                      10,445       382,914


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              77


                                 SHARES         VALUE
COMMON STOCKS (CONTINUED)

HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
DaVita, Inc. (a)                    135  $      9,381
Express Scripts, Inc. (a)        47,717     2,579,104
Health Net, Inc. (a)             21,429       584,797
Humana, Inc. (a)                 47,244     2,586,136
Lincare Holdings, Inc.           12,199       327,299
McKesson Corp.                   20,373     1,433,852
UnitedHealth Group, Inc.        146,954     5,306,509
WellPoint, Inc. (a)               7,815       444,361
                                         ------------
                                           20,578,885
                                         ------------

HOTELS, RESTAURANTS & LEISURE 1.7%
Darden Restaurants, Inc.         34,196     1,588,062
Marriott International, Inc.
  Class A                        71,935     2,988,180
McDonald's Corp.                 20,502     1,573,734
Panera Bread Co. Class A (a)      6,814       689,645
Starbucks Corp.                  53,254     1,711,051
Starwood Hotels & Resorts
  Worldwide, Inc.                 6,998       425,338
Wyndham Worldwide Corp.          33,738     1,010,790
Wynn Resorts, Ltd.                8,402       872,464
                                         ------------
                                           10,859,264
                                         ------------

HOUSEHOLD DURABLES 0.2%
D.R. Horton, Inc.                26,225       312,864
Pulte Group, Inc. (a)            31,665       238,121
Whirlpool Corp.                   6,892       612,216
                                         ------------
                                            1,163,201
                                         ------------

HOUSEHOLD PRODUCTS 1.4%
Energizer Holdings, Inc. (a)      5,594       407,802
Kimberly-Clark Corp.             20,173     1,271,706
Procter & Gamble Co. (The)      110,378     7,100,617
                                         ------------
                                            8,780,125
                                         ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
NRG Energy, Inc. (a)             22,935       448,150
                                         ------------


INDUSTRIAL CONGLOMERATES 2.2%
3M Co.                            4,307       371,694
General Electric Co.            413,270     7,558,708
Textron, Inc.                    76,524     1,809,028
Tyco International, Ltd.        106,302     4,405,155
                                         ------------
                                           14,144,585
                                         ------------

INSURANCE 5.5%
ACE, Ltd.                        69,920     4,352,520
Aflac, Inc.                      14,189       800,685
American Financial Group, Inc.   10,360       334,525
Assurant, Inc.                   20,071       773,135
Berkshire Hathaway, Inc. Class
  B (a)                          58,994     4,726,009
Chubb Corp. (The)                69,908     4,169,313
Fidelity National Financial,
  Inc. Class A                   43,285       592,139
Hartford Financial Services
  Group, Inc. (The)             124,084     3,286,985
Principal Financial Group,
  Inc.                           76,981     2,506,501
Progressive Corp. (The)          81,172     1,612,888
Prudential Financial, Inc.       82,375     4,836,236
Reinsurance Group of America,
  Inc.                           13,310       714,880
Travelers Cos., Inc. (The)       82,077     4,572,510
Unum Group                       25,299       612,742
W.R. Berkley Corp.                8,882       243,189
XL Group PLC                     45,435       991,392
                                         ------------
                                           35,125,649
                                         ------------

INTERNET & CATALOG RETAIL 0.9%
Amazon.com, Inc. (a)             17,151     3,087,180
Expedia, Inc.                    58,059     1,456,700
Netflix, Inc. (a)                 5,786     1,016,600
                                         ------------
                                            5,560,480
                                         ------------

INTERNET SOFTWARE & SERVICES 1.4%
AOL, Inc. (a)                    23,770       563,587
Google, Inc. Class A (a)         12,306     7,309,395
VeriSign, Inc.                   32,787     1,071,151
                                         ------------
                                            8,944,133
                                         ------------

IT SERVICES 2.5%
Broadridge Financial
  Solutions, Inc.                28,012       614,303
Fidelity National Information
  Services, Inc.                 40,801     1,117,539
X  International Business
  Machines Corp.                 91,775    13,468,899
SAIC, Inc. (a)                    7,258       115,112
Total System Services, Inc.      44,071       677,812
                                         ------------
                                           15,993,665
                                         ------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co. (a)            20,260       108,594
Polaris Industries, Inc.          5,102       398,058
                                         ------------
                                              506,652
                                         ------------

LIFE SCIENCES TOOLS & SERVICES 0.1%
Pharmaceutical Product
  Development, Inc.              26,556       720,730
                                         ------------


MACHINERY 2.1%
AGCO Corp. (a)                   20,742     1,050,790
Caterpillar, Inc.                45,802     4,289,815
Cummins, Inc.                     6,766       744,328
Gardner Denver, Inc.              6,364       437,970
Joy Global, Inc.                  1,448       125,614
Lincoln Electric Holdings,
  Inc.                            1,943       126,820
Oshkosh Corp. (a)                20,163       710,544
PACCAR, Inc.                     77,633     4,457,687
Parker Hannifin Corp.             1,041        89,838
SPX Corp.                        11,166       798,257
Timken Co. (The)                 17,898       854,272
                                         ------------
                                           13,685,935
                                         ------------



78    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                 SHARES         VALUE
COMMON STOCKS (CONTINUED)

MEDIA 3.3%
Cablevision Systems Corp.
  Class A                        18,832  $    637,275
CBS Corp. Class B                53,703     1,023,042
Comcast Corp. Class A           266,371     5,852,171
DIRECTV Class A (a)             121,838     4,864,991
Gannett Co., Inc.                 5,228        78,891
Interpublic Group of Cos.,
  Inc. (The) (a)                136,520     1,449,842
McGraw-Hill Cos., Inc. (The)     33,355     1,214,456
Omnicom Group, Inc.               5,542       253,824
Time Warner Cable, Inc.          69,311     4,576,605
Walt Disney Co. (The)            21,855       819,781
Washington Post Co. Class B       1,542       677,709
                                         ------------
                                           21,448,587
                                         ------------

METALS & MINING 1.5%
Freeport-McMoRan Copper &
  Gold, Inc.                     56,278     6,758,425
Newmont Mining Corp.             44,606     2,740,147
                                         ------------
                                            9,498,572
                                         ------------

MULTI-UTILITIES 0.9%
Alliant Energy Corp.              5,643       207,493
CenterPoint Energy, Inc.         38,188       600,315
CMS Energy Corp.                 46,924       872,787
DTE Energy Co.                   47,132     2,136,022
Integrys Energy Group, Inc.      21,550     1,045,391
MDU Resources Group, Inc.         2,012        40,783
OGE Energy Corp.                 12,360       562,874
                                         ------------
                                            5,465,665
                                         ------------

MULTILINE RETAIL 1.3%
Big Lots, Inc. (a)               18,987       578,344
Dollar Tree, Inc. (a)            18,643     1,045,500
Family Dollar Stores, Inc.       35,758     1,777,530
Macy's, Inc.                     48,620     1,230,086
Target Corp.                     58,838     3,537,929
                                         ------------
                                            8,169,389
                                         ------------

OFFICE ELECTRONICS 0.3%
Xerox Corp.                     149,520     1,722,470
                                         ------------


OIL, GAS & CONSUMABLE FUELS 11.5%
Anadarko Petroleum Corp.         23,872     1,818,092
Arch Coal, Inc.                  24,505       859,145
X  Chevron Corp.                148,424    13,543,690
Cimarex Energy Co.               12,416     1,099,188
ConocoPhillips                  131,974     8,987,429
X  ExxonMobil Corp.             328,389    24,011,804
Hess Corp.                       54,051     4,137,064
Marathon Oil Corp.              127,552     4,723,251
Murphy Oil Corp.                 53,536     3,991,109
Newfield Exploration Co. (a)      7,616       549,190
Occidental Petroleum Corp.       22,778     2,234,522
Peabody Energy Corp.             15,582       996,936
QEP Resources, Inc.              32,455     1,178,441
Sunoco, Inc.                     33,646     1,356,270
Tesoro Corp. (a)                 12,969       240,445
Valero Energy Corp.             157,983     3,652,567
Williams Cos., Inc.              15,867       392,232
                                         ------------
                                           73,771,375
                                         ------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.          39,633     1,079,603
MeadWestvaco Corp.               18,862       493,430
                                         ------------
                                            1,573,033
                                         ------------

PERSONAL PRODUCTS 0.1%
Estee Lauder Cos., Inc. (The)
  Class A                         9,549       770,604
                                         ------------


PHARMACEUTICALS 4.9%
Abbott Laboratories              48,570     2,326,989
Bristol-Myers Squibb Co.        198,115     5,246,085
Eli Lilly & Co.                 142,375     4,988,820
Endo Pharmaceuticals Holdings,
  Inc. (a)                       25,782       920,675
Forest Laboratories, Inc. (a)    55,687     1,780,870
Johnson & Johnson               131,794     8,151,459
King Pharmaceuticals, Inc. (a)   14,187       199,328
Merck & Co., Inc.                87,058     3,137,570
Pfizer, Inc.                    270,316     4,733,233
                                         ------------
                                           31,485,029
                                         ------------

REAL ESTATE INVESTMENT TRUSTS 0.5%
Camden Property Trust             4,831       260,777
Duke Realty Corp.                 6,553        81,650
Hospitality Properties Trust         92         2,120
Liberty Property Trust              657        20,971
Public Storage                   18,354     1,861,463
Rayonier, Inc.                   17,904       940,318
Senior Housing Properties
  Trust                             722        15,841
Simon Property Group, Inc.        1,103       109,738
                                         ------------
                                            3,292,878
                                         ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.3%
CB Richard Ellis Group, Inc.
  Class A (a)                    54,571     1,117,614
Jones Lang LaSalle, Inc.          9,501       797,324
                                         ------------
                                            1,914,938
                                         ------------

ROAD & RAIL 0.4%
CSX Corp.                        15,887     1,026,459
J.B. Hunt Transport Services,
  Inc.                            6,648       271,305
Kansas City Southern (a)          4,635       221,831
Ryder System, Inc.               14,656       771,492
                                         ------------
                                            2,291,087
                                         ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              79


                                 SHARES         VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.6%
Advanced Micro Devices, Inc.
  (a)                            68,827  $    563,005
Altera Corp.                      5,934       211,132
Analog Devices, Inc.             16,178       609,425
Applied Materials, Inc.          79,987     1,123,817
X  Intel Corp.                  457,255     9,616,073
Lam Research Corp. (a)           18,505       958,189
LSI Corp. (a)                   120,787       723,514
Micron Technology, Inc. (a)     204,570     1,640,651
Novellus Systems, Inc. (a)        8,596       277,823
Teradyne, Inc. (a)               44,431       623,811
Texas Instruments, Inc.             501        16,283
                                         ------------
                                           16,363,723
                                         ------------

SOFTWARE 5.0%
Autodesk, Inc. (a)               41,629     1,590,228
BMC Software, Inc. (a)           37,382     1,762,187
Compuware Corp. (a)              60,357       704,366
Intuit, Inc. (a)                 64,392     3,174,526
McAfee, Inc. (a)                  6,950       321,855
MICROS Systems, Inc. (a)         10,753       471,627
X  Microsoft Corp.              505,184    14,104,737
Novell, Inc. (a)                 16,672        98,698
Oracle Corp.                    164,200     5,139,460
Solera Holdings, Inc.             5,248       269,327
Symantec Corp. (a)              220,502     3,691,204
Synopsys, Inc. (a)               33,162       892,389
                                         ------------
                                           32,220,604
                                         ------------

SPECIALTY RETAIL 2.7%
Advance Auto Parts, Inc.         18,762     1,241,106
Aeropostale, Inc. (a)            10,276       253,201
American Eagle Outfitters,
  Inc.                           14,680       214,768
AutoZone, Inc. (a)                7,727     2,106,303
Foot Locker, Inc.                11,620       227,984
GameStop Corp. Class A (a)       13,622       311,671
Gap, Inc. (The)                 122,616     2,714,718
Home Depot, Inc. (The)              492        17,250
Limited Brands, Inc.             73,918     2,271,500
Office Depot, Inc. (a)            6,393        34,522
PetSmart, Inc.                   26,361     1,049,695
Ross Stores, Inc.                33,604     2,125,453
TJX Cos., Inc.                   82,440     3,659,512
Williams-Sonoma, Inc.            23,718       846,496
                                         ------------
                                           17,074,179
                                         ------------

TEXTILES, APPAREL & LUXURY GOODS 0.8%
NIKE, Inc. Class B               28,387     2,424,817
VF Corp.                         24,104     2,077,283
Warnaco Group, Inc. (The) (a)     6,539       360,103
                                         ------------
                                            4,862,203
                                         ------------

TOBACCO 2.7%
Altria Group, Inc.              227,208     5,593,861
Lorillard, Inc.                  23,229     1,906,172
Philip Morris International,
  Inc.                          154,354     9,034,339
Reynolds American, Inc.          22,126       721,750
                                         ------------
                                           17,256,122
                                         ------------

TRADING COMPANIES & DISTRIBUTORS 0.4%
W.W. Grainger, Inc.              16,645     2,298,841
                                         ------------


WIRELESS TELECOMMUNICATION SERVICES 0.6%
MetroPCS Communications, Inc.
  (a)                            49,402       623,947
Sprint Nextel Corp. (a)         605,303     2,560,432
Telephone and Data Systems,
  Inc.                           17,795       650,407
                                         ------------
                                            3,834,786
                                         ------------
Total Common Stocks
  (Cost $563,243,839)                     638,736,873
                                         ------------


EXCHANGE TRADED FUND 0.2% (B)
-----------------------------------------------------

S&P 500 Index-SPDR Trust
  Series 1                       11,496     1,445,967
                                         ------------
Total Exchange Traded Fund
  (Cost $1,435,141)                         1,445,967
                                         ------------
Total Investments
  (Cost $564,678,980) (c)         100.0%  640,182,840
Other Assets, Less Liabilities      0.0++     228,288
                                -------  ------------

Net Assets                        100.0% $640,411,128
                                =======  ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(c)  At December 31, 2010, cost is
     $579,423,110 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $ 81,614,158
Gross unrealized depreciation       (20,854,428)
                                   ------------
Net unrealized appreciation        $ 60,759,730
                                   ============





80    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                   QUOTED PRICES
                                                       IN ACTIVE  SIGNIFICANT
                                                     MARKETS FOR        OTHER   SIGNIFICANT
                                                       IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                          ASSETS       INPUTS        INPUTS
 DESCRIPTION                                           (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Common Stocks                                       $638,736,873     $     --      $     --  $638,736,873
Exchange Traded Fund                                   1,445,967           --            --     1,445,967
                                                    ------------     --------      --------  ------------
Total Investments in Securities                     $640,182,840          $--           $--  $640,182,840
                                                    ============     ========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              81

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
---------------------------------------------------
Investment in securities, at value
  (identified cost $564,678,980)      $ 640,182,840
Cash                                          3,425
Receivables:
  Dividends and interest                    670,725
  Fund shares sold                           72,875
                                      -------------
     Total assets                       640,929,865
                                      -------------

LIABILITIES
---------------------------------------------------
Payables:
  Manager (See Note 3)                      292,996
  Fund shares redeemed                      110,697
  Shareholder communication                  49,675
  Professional fees                          47,268
  NYLIFE Distributors (See Note 3)           13,835
  Custodian                                   2,053
  Directors                                   1,459
Accrued expenses                                754
                                      -------------
     Total liabilities                      518,737
                                      -------------
Net assets                            $ 640,411,128
                                      =============

NET ASSETS CONSIST OF
---------------------------------------------------
Capital stock (par value of $.01 per
  share)
  200 million shares authorized       $     399,478
Additional paid-in capital              782,152,756
                                      -------------
                                        782,552,234
Undistributed net investment income       8,271,279
Accumulated net realized loss on
  investments                          (225,916,245)
Net unrealized appreciation on
  investments                            75,503,860
                                      -------------
Net assets                            $ 640,411,128
                                      =============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $ 574,582,398
                                      =============
Shares of capital stock outstanding      35,822,528
                                      =============
Net asset value per share
  outstanding                         $       16.04
                                      =============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $  65,828,730
                                      =============
Shares of capital stock outstanding       4,125,250
                                      =============
Net asset value per share
  outstanding                         $       15.96
                                      =============





82    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividends                           $12,127,672
  Interest                                    103
                                      -----------
     Total income                      12,127,775
                                      -----------
EXPENSES
  Manager (See Note 3)                  3,304,350
  Shareholder communication               157,651
  Distribution and service--Service
     Class (See Note 3)                   154,151
  Professional fees                       119,253
  Custodian                                38,375
  Directors                                20,608
  Miscellaneous                            23,538
                                      -----------
     Total expenses                     3,817,926
                                      -----------
Net investment income                   8,309,849
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
Net realized gain on investments       36,165,303
Net change in unrealized
  appreciation (depreciation) on
  investments                          30,987,612
                                      -----------
Net realized and unrealized gain on
  investments                          67,152,915
                                      -----------
Net increase in net assets resulting
  from operations                     $75,462,764
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                       2010           2009
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------
Operations:
 Net investment income        $   8,309,849  $   9,822,218
 Net realized gain (loss)
  on investments                 36,165,303   (116,878,806)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    30,987,612    231,791,692
                              ----------------------------
 Net increase in net assets
  resulting from operations      75,462,764    124,735,104
                              ----------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                (8,982,888)   (11,018,098)
    Service Class                  (864,856)      (969,797)
                              ----------------------------
 Total dividends to
  shareholders                   (9,847,744)   (11,987,895)
                              ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         56,718,385     33,977,280
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       9,847,744     11,987,895
 Cost of shares redeemed       (127,479,442)  (159,594,680)
                              ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (60,913,313)  (113,629,505)
                              ----------------------------
    Net increase (decrease)
     in net assets                4,701,707       (882,296)
NET ASSETS
----------------------------------------------------------
Beginning of year               635,709,421    636,591,717
                              ----------------------------
End of year                   $ 640,411,128  $ 635,709,421
                              ============================
Undistributed net investment
 income
 at end of year               $   8,271,279  $   9,852,615
                              ============================





84    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              85

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      INITIAL CLASS
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $  14.48        $  12.06        $  23.60        $  24.51        $  21.62
                                     --------        --------        --------        --------        --------
Net investment income                    0.20 (a)        0.21 (a)        0.22            0.32 (a)        0.31 (a)
Net realized and unrealized gain
  (loss) on investments                  1.60            2.48           (8.72)           1.01            3.26
                                     --------        --------        --------        --------        --------
Total from investment operations         1.80            2.69           (8.50)           1.33            3.57
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.24)          (0.27)          (0.30)          (0.32)          (0.14)
  From net realized gain on
     investments                           --              --           (2.74)          (1.92)          (0.54)
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.24)          (0.27)          (3.04)          (2.24)          (0.68)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $  16.04        $  14.48        $  12.06        $  23.60        $  24.51
                                     ========        ========        ========        ========        ========
Total investment return                 12.60%          22.40%         (36.39%)          5.14%          16.47%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.40%           1.66%           1.44%           1.26%           1.35%
  Net expenses                           0.61%           0.60%           0.56%           0.50%           0.52%
Portfolio turnover rate                   107%            100%            111%            105%             90%
Net assets at end of year (in
  000's)                             $574,582        $573,296        $585,158        $932,918        $950,660




(a)  Per share data based on average shares outstanding during the period.




86    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                        SERVICE CLASS
      ---------------------------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31,
        2010             2009             2008             2007             2006
      $ 14.41          $ 12.00          $ 23.48          $ 24.41          $ 21.56
      -------          -------          -------          -------          -------
         0.17 (a)         0.17 (a)         0.23             0.25 (a)         0.25 (a)
         1.59             2.47            (8.72)            1.02             3.24
      -------          -------          -------          -------          -------
         1.76             2.64            (8.49)            1.27             3.49
      -------          -------          -------          -------          -------

        (0.21)           (0.23)           (0.25)           (0.28)           (0.10)
           --               --            (2.74)           (1.92)           (0.54)
      -------          -------          -------          -------          -------
        (0.21)           (0.23)           (2.99)           (2.20)           (0.64)
      -------          -------          -------          -------          -------
      $ 15.96          $ 14.41          $ 12.00          $ 23.48          $ 24.41
      =======          =======          =======          =======          =======
        12.32%           22.08%          (36.55%)           4.88%           16.18%

         1.15%            1.39%            1.18%            1.01%            1.11%
         0.86%            0.85%            0.81%            0.75%            0.77%
          107%             100%             111%             105%              90%
      $65,829          $62,413          $51,434          $83,279          $65,138




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              87

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company and is comprised of twenty portfolios. These financial statements relate solely to the Bond Portfolio and Common Stock Portfolio, which commenced operations on January 23, 1984, and the Cash Management Portfolio, which commenced operations on January 29, 1993, (each a "Portfolio" and collectively, the "Portfolios") and are separate series of the Fund.

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively, the "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity contracts and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

On May 13, 2003, the Fund's Board of Directors ("Board") adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares. The Bond and Common Stock Portfolios Service Class shares commenced operations on June 4, 2003 and June 5, 2003, respectively.

The investment objectives of the Portfolios are as follows:

BOND: to seek the highest income over the long term consistent with preservation of principal.

CASH MANAGEMENT: to seek a high level of current income while preserving capital and maintaining liquidity.

COMMON STOCK: to seek long-term growth of capital with income as a secondary consideration.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date").

"Fair value" is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Portfolios to measure fair value during the year ended December 31, 2010, maximized the use of observable inputs and minimized the use of unobservable inputs. The Portfolios may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Portfolios have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Portfolios primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended

88    MainStay VP Series Fund, Inc.

December 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of December 31, 2010, for each Portfolio's investments is included at the end of each Portfolio's respective Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds, including Money Market Funds, are valued at their respective net asset value ("NAV") as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Portfolio's Manager (as defined in Note 3(A)) in consultation with a Portfolio's Subadvisor (as defined in Note 3(A)), if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolios' Manager, in consultation with a Portfolio's Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

The Cash Management Portfolio seeks to maintain a stable NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the Cash Management Portfolio are valued daily at their NAV and the securities it holds are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming constant amortization to maturity of the difference between such cost and the value on maturity date. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Portfolios' Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of a Portfolio's Manager or Subadvisor, if any, reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At December 31, 2010, the Portfolios did not hold securities that were valued in such a manner.

The Portfolios adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective June 30, 2010. The Update required the Portfolios to make disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also required that the Portfolios separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Portfolios recognize transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, might wish to sell it. Illiquid securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Portfolio's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value. At December 31, 2010, the Portfolios did not hold illiquid securities.

(B) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986,

                                                   mainstayinvestments.com    89
as amended ("Internal Revenue Code"), applicable to regulated investment companies and to distribute all of the Portfolio's taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios' tax positions taken on federal and state income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal or state income tax is required in the Portfolios' financial statements. The Portfolios' federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management Portfolio, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intend to declare and pay dividends of net investment income and distributions of net realized capital gain and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the applicable Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(C), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio's Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Portfolios are subject to equity price risk and interest price risk in the normal course of investing in these transactions. The Portfolios enter into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio's Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Bond Portfolio invests in futures contracts to help manage the duration and yield curve of its investment portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. A Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAV and may result in a loss to the Portfolio.

(H) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for

90    MainStay VP Series Fund, Inc.

investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3 (A)), if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(J) SECURITIES LENDING. In order to realize additional income, the Bond and Common Stock Portfolios may engage in securities lending, subject to the limitations set forth in the 1940 Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Portfolios' cash collateral in accordance with the Lending Agreement between the Portfolios and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower's inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Portfolios had no portfolio securities on loan as of December 31, 2010.

(K) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

(L) INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(M) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Bond Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

BOND PORTFOLIO

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                            INTEREST
                             STATEMENT OF       RATE
                               OPERATIONS  CONTRACTS
                                 LOCATION       RISK     TOTAL
                        Net realized gain
                        (loss) on futures
Futures Contracts            transactions   $(27,529) $(27,529)
                                           -------------------
Total Realized Gain
  (Loss)                                    $(27,529) $(27,529)
                                           ===================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                    INTEREST
                                        RATE
                                   CONTRACTS
                                        RISK  TOTAL
Futures Contracts Long (2)               127    127
Futures Contracts Short (2)             (101)  (101)
                                   ================



(1) Amount disclosed represents the weighted average held during the year ended December 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.


                                                   mainstayinvestments.com    91

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios' investment manager pursuant an Amended and Restated Management Agreement ("Management Agreement"). New York Life Investments manages the Bond and Cash Management Portfolios directly without the use of a Subadvisor.

Madison Square Investors LLC, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor (the "Subadvisor") to the Common Stock Portfolio under the terms of a Subadvisory Agreement ("Subadvisory Agreement") with New York Life Investments.

Pursuant to the terms of the Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

As Manager, New York Life Investments also serves as administrator for the Fund. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, the Manager also pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. These administrative services are provided pursuant to the Management Agreement referenced above.

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of each Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios' investment manager and administrator the monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. The voluntary waivers/reimbursements may be discontinued at any time. From time to time, the Manager may voluntarily limit the Cash Management Portfolio's expenses to the extent it deems appropriate to enhance the Portfolio's yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by the Manager at any time without notice.

                                    ANNUAL RATE ON
                                     AVERAGE DAILY
                                        NET ASSETS
Bond Portfolio                                0.50%(a)
--------------------------------------------------
Cash Management Portfolio                     0.45%(b)
--------------------------------------------------
Common Stock Portfolio                        0.55%(c)
--------------------------------------------------



(a) Up to $500 million, 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion.

(b) Up to $500 million, 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. For the year ended December 31, 2010, New York Life Investments waived its fees in the amount of $1,757,271, which may not be recouped by New York Life Investments.

(c) Up to $500 million, 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC ("NYLIFE Distributors" or the "Distributor"), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.

(C) OTHER. Fees for a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments are charged to the Portfolios in proportion to the net assets of each respective Portfolio. For the year ended December 31, 2010, these fees, which are included in Professional fees shown on a Portfolio's Statement of Operations, are as follows:

Bond Portfolio                         $18,022
----------------------------------------------
Cash Management Portfolio               16,235
----------------------------------------------
Common Stock Portfolio                  13,638
----------------------------------------------





92    MainStay VP Series Fund, Inc.

NOTE 4-FEDERAL INCOME TAX

At December 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

                                                    ACCUMULATED          OTHER        UNREALIZED            TOTAL
                                      ORDINARY          CAPITAL      TEMPORARY      APPRECIATION      ACCUMULATED
                                        INCOME      GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)      GAIN (LOSS)
Bond Portfolio                     $36,809,013    $   2,844,795        $    --       $20,775,122    $  60,428,930
-----------------------------------------------------------------------------------------------------------------
Cash Management Portfolio                   --               --         (5,950)               --           (5,950)
-----------------------------------------------------------------------------------------------------------------
Common Stock Portfolio               8,271,279     (211,172,115)            --        60,759,730     (142,141,106)
-----------------------------------------------------------------------------------------------------------------



The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, non-taxable dividends and straddle loss deferrals.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in-capital, arising from permanent differences; net assets at December 31, 2010 are not affected.

                         UNDISTRIBUTED  UNDISTRIBUTED  ADDITIONAL
                            NET INCOME   NET REALIZED     PAID-IN
                                (LOSS)    GAIN (LOSS)     CAPITAL
Bond Portfolio              $1,069,276    $(1,069,276)        $--
-----------------------------------------------------------------
Cash Management
  Portfolio                     21,521        (21,521)         --
-----------------------------------------------------------------
Common Stock Portfolio         (43,441)        43,441          --
-----------------------------------------------------------------



The reclassifications for the Portfolios are primarily due to mortgage dollar roll income, reclassifications of litigation settlements, reclass-ifications of distributions and capital gain and return of capital distributions from real estate investment trusts ("REITs").

At December 31, 2010, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Common Stock Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                CAPITAL LOSS
                                   AVAILABLE    AMOUNTS
                                     THROUGH    (000'S)
Common Stock Portfolio                  2016   $101,126
                                        2017    110,046
-------------------------------------------------------
       Total                                   $211,172
-------------------------------------------------------



The following Portfolios utilized capital loss carryforwards during the year ended December 31, 2010:

                                     CAPITAL LOSS
                                     CARRYFORWARD
                                        UTILIZED
Common Stock Portfolio                $27,921,584
-------------------------------------------------



The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                                           2010                                          2009
                                        -----------------------------------------     -----------------------------------------
                                                 TAX-BASED              TAX-BASED              TAX-BASED              TAX-BASED
                                        DISTRIBUTIONS FROM     DISTRIBUTIONS FROM     DISTRIBUTIONS FROM     DISTRIBUTIONS FROM
                                           ORDINARY INCOME        LONG-TERM GAINS        ORDINARY INCOME        LONG-TERM GAINS
Bond Portfolio                                 $35,615,637             $1,240,086            $33,414,806                    $--
-------------------------------------------------------------------------------------------------------------------------------
Cash Management                                    131,787                     --                470,251                     --
-------------------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio                           9,847,744                     --             11,987,895                     --
-------------------------------------------------------------------------------------------------------------------------------



NOTE 5-CUSTODIAN

State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged to the Portfolios based on the market value of securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.

NOTE 6-LINE OF CREDIT

The Bond and Common Stock Portfolios, along with the other Portfolios of the Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional

                                                   mainstayinvestments.com    93
maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain Portfolios and affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Portfolios on the Credit Agreement during the year ended December 31, 2010.

NOTE 7-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended December 31, 2010, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

                                                                                    COMMON
                                                         BOND PORTFOLIO        STOCK PORTFOLIO
                                                     ----------------------  -------------------
                                                      PURCHASES       SALES  PURCHASES     SALES
U.S. Government Securities                           $  992,823  $  840,665   $     --  $     --
--------------------------------------------------------------------------------------------------
All Others                                              217,281     173,110    643,637   703,683
--------------------------------------------------------------------------------------------------
Total                                                $1,210,104  $1,013,775   $643,637  $703,683
--------------------------------------------------------------------------------------------------



NOTE 8-CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the year ended December 31, 2010, and the year ended December 31, 2009, were as follows:

BOND PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2010:
Shares sold                    7,772,499  $ 115,047,996
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,582,441     23,479,900
Shares redeemed               (7,791,677)  (115,133,407)
                              -------------------------
Net increase (decrease)        1,563,263  $  23,394,489
                              =========================
Year ended December 31,
  2009:
Shares sold                    7,707,660  $ 109,185,957
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,672,245     23,707,301
Shares redeemed               (5,709,399)   (79,505,662)
                              -------------------------
Net increase (decrease)        3,670,506  $  53,387,596
                              =========================


 SERVICE CLASS                    SHARES         AMOUNT

Year ended December 31,
  2010:

Shares sold                    7,925,050  $ 116,799,325

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              907,532     13,375,823

Shares redeemed               (2,534,611)   (37,161,691)
                              -------------------------


Net increase (decrease)        6,297,971  $  93,013,457
                              =========================


Year ended December 31,
  2009:

Shares sold                    4,079,516  $  57,555,371

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              688,489      9,707,505

Shares redeemed               (2,202,533)   (30,751,586)
                              -------------------------


Net increase (decrease)        2,565,472  $  36,511,290
                              =========================




CASH MANAGEMENT PORTFOLIO

 INITIAL CLASS (AT $1 PER SHARE)           SHARES
Year ended December 31, 2010:
Shares sold                           484,783,397
Shares issued to shareholders in
  reinvestment of dividends               131,787
Shares redeemed                      (578,755,595)
                                     ------------
Net increase (decrease)               (93,840,411)
                                     ============
Year ended December 31, 2009:
Shares sold                           495,013,225
Shares issued to shareholders in
  reinvestment of dividends               470,187
Shares redeemed                      (826,246,338)
                                     ------------
Net increase (decrease)              (330,762,926)
                                     ============



COMMON STOCK PORTFOLIO

 INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2010:
Shares sold                     3,716,827  $  52,840,329
Shares issued to
  shareholders in
  reinvestment of dividends       610,260      8,982,888
Shares redeemed                (8,101,873)  (119,715,160)
                              --------------------------
Net increase (decrease)        (3,774,786) $ (57,891,943)
                              ==========================
Year ended December 31,
  2009:
Shares sold                     2,475,234  $  28,065,456
Shares issued to
  shareholders in
  reinvestment of dividends       797,209     11,018,098
Shares redeemed               (12,204,498)  (153,415,868)
                              --------------------------
Net increase (decrease)        (8,932,055) $(114,332,314)
                              ==========================



94    MainStay VP Series Fund, Inc.

 SERVICE CLASS                     SHARES         AMOUNT

Year ended December 31,
  2010:

Shares sold                       266,283  $   3,878,056

Shares issued to
  shareholders in
  reinvestment of dividends        59,022        864,856

Shares redeemed                  (531,355)    (7,764,282)
                              --------------------------


Net increase (decrease)          (206,050) $  (3,021,370)
                              ==========================


Year ended December 31,
  2009:

Shares sold                       487,862  $   5,911,824

Shares issued to
  shareholders in
  reinvestment of dividends        70,461        969,797

Shares redeemed                  (513,743)    (6,178,812)
                              --------------------------


Net increase (decrease)            44,580  $     702,809
                              ==========================




NOTE 9-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Portfolios as of and for the fiscal year ended December 31, 2010, events and transactions subsequent to December 31, 2010 through the date the financial statements were issued have been evaluated by the Portfolios' management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


                                                   mainstayinvestments.com    95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bond Portfolio, Cash Management Portfolio and Common Stock Portfolio, (three of the Portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund"), at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
February 16, 2011


96    MainStay VP Series Fund, Inc.

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors (the "Board") of MainStay VP Series Fund, Inc. (the "Fund") unanimously approved the Management Agreements between New York Life Investment Management LLC ("New York Life Investments") and the Fund, on behalf of each of the Fund's Portfolios, and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (the "Subadvisor") on behalf of the MainStay VP Common Stock Portfolio.

The Board considered and approved these agreements (the "Agreements") for each Portfolio at its June 2010 meeting. The Board's reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board as part of its annual consideration and approval of the Agreements at the Board's June 2010 meeting. The Board also considered information prepared specifically in connection with a contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on each Portfolio prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on each Portfolio's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also referenced information provided by New York Life Investments and the Subadvisor as part of the June 2010 annual contract review process on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Portfolios, and the rationale for any differences in a Portfolio's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Portfolios to New York Life Investments and its affiliates, discussed in greater detail below, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and the Independent Directors. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on each Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Portfolios by New York Life Investments and the Subadvisor; (ii) the investment performance of each Portfolio, New York Life Investments and the Subadvisor; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates and the Subadvisor from their relationship with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND THE SUBADVISOR

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments' experience in serving as manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolios, as well as New York Life Investments' reputation and financial condition. In this regard, the Board considered the experience of each Portfolio's portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments' method for compensating portfolio managers. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Portfolios'

                                                   mainstayinvestments.com    97

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (CONTINUED)




legal and compliance environment, for overseeing the Subadvisor's compliance with the Portfolios' policies and investment objectives, and for implementing Board directives as they relate to the Portfolios. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Portfolios, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers.

The Board also examined the nature, extent and quality of the services that the Subadvisor provides to the MainStay VP Common Stock Portfolio. The Board evaluated the Subadvisor's experience in serving as subadvisor to the Portfolio and managing other investment advisory clients. It examined the Subadvisor's track record and experience in providing investment advisory services, the experience of its investment advisory, senior management and administrative personnel, and the Subadvisor's overall legal and compliance environment. The Board also reviewed the Subadvisor's willingness to invest in personnel designed to benefit the Portfolio. In this regard, the Board considered the experience of the MainStay VP Common Stock Portfolio's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and the Subadvisor's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating each Portfolio's investment performance, the Board considered investment performance results in light of a Portfolio's investment objective, strategies and risks, as disclosed in the Portfolio's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Portfolios throughout the year. These reports include, among other things, information on each Portfolio's gross and net returns, each Portfolio's investment performance relative to relevant investment categories and Portfolio benchmarks, each Portfolio's risk-adjusted investment performance, and each Portfolio's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds.

In considering a Portfolio's investment performance, the Board focused principally on the Portfolio's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning Portfolio investment performance, as well as discussions between the Portfolios' portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions. In evaluating the investment performance of each Portfolio, the Board also took into account whether a Portfolio had been in operation for a sufficient time period to establish a meaningful investment performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolios, along with ongoing efforts by New York Life Investments and the Subadvisor to enhance investment returns, supported a determination to approve the Agreements. The Portfolios disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolios' prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND THE SUBADVISOR

The Board considered the costs of the services provided by New York Life Investments and the Subadvisor under the management and subadvisory agreements, as applicable, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios over various time periods. Because the Subadvisor is an affiliate of New York Life Investments whose subadvisory fee for advising the MainStay VP Common Stock Portfolio is paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and the Subadvisor in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates and the Subadvisor due to their relationships with the Portfolios, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and the fact that New York Life Investments is responsible for paying the subadvisory fee for the MainStay VP Common Stock Portfolio. The Board acknowledged that New York Life Investments and the Subadvisor must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Portfolios. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments, its affiliates, including the Subadvisor, due to

98    MainStay VP Series Fund, Inc.

their relationships with the Portfolios. The Board recognized, for example, the benefits to New York Life Investments and the Subadvisor from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to New York Life Investments and the Subadvisor in exchange for commissions paid by the Portfolios with respect to trades on a Portfolio's portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios' distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including the Subadvisor) due to their relationships with the Portfolios supported the Board's determination to approve the Agreements.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW

The Board also considered whether each Portfolio's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how each Portfolio's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Portfolio's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which each Portfolio benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolios in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio's expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio's expense structure as the Portfolio grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio's expected total ordinary operating expenses. With respect to the MainStay VP Common Stock Portfolio, the Board primarily considered the reasonableness of the overall management fee paid by the Portfolio to New York Life Investments, since the fee to be paid to the Subadvisor is paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of each Portfolio's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisors. In addition, the Board considered information provided by New York Life Investments and the Subadvisor on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisor about the different scope of services provided to the Portfolios as compared with other investment advisory clients. The Board particularly considered New York Life Investments' rationale for differences in the management fees charged to certain Portfolios compared with their "retail" fund counterparts.

In assessing the reasonableness of each Portfolio's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years.

Based on these considerations, the Board concluded that each Portfolio's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.


                                                   mainstayinvestments.com    99

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") web site at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC's web site at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolios' Forms N-Q are available without charge, on the SEC's web site at www.sec.gov or by calling New York Life Investments at 800-598-2019. You can also obtain and review copies of a Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.


100    MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS (UNAUDITED)

The Directors oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-598-2019.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          DIRECTOR        DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                                                  MacKay Shields LLC (since
                 Director since 2008 (20          2008); Chairman of the Board,
                 portfolios).                     Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Director is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


                                                  mainstayinvestments.com    101

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          DIRECTOR        DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


102    MainStay VP Series Fund, Inc.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          DIRECTOR        DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                  mainstayinvestments.com    103

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          DIRECTOR        DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
                 ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
10/22/41         Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





104    MainStay VP Series Fund, Inc.

   The following individuals have been appointed by the Directors to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUND                    PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer since 2007               Holdings LLC (since 2008);
                                                  Managing Director, New York
                                                  Life Investment Management LLC
                                                  (since 2007); Treasurer and
                                                  Principal Financial and
                                                  Accounting Officer, Eclipse
                                                  Funds, Eclipse Funds, Inc. and
                                                  The MainStay Funds (since
                                                  2007), MainStay Funds Trust
                                                  (since 2009); Vice President,
                                                  Prudential Investments (2000
                                                  to 2007); Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer since 2009    (since 2009), Director and
9/28/67                                           Associate General Counsel, New
                                                  York Life Investment
                                                  Management LLC (2005 to 2008);
                                                  Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc., The MainStay Funds and
                                                  MainStay Funds Trust (since
                                                  2009); Assistant Secretary,
                                                  The MainStay Funds and ICAP
                                                  Funds, Inc. (2006 to 2008);
                                                  Assistant Secretary, Eclipse
                                                  Funds, Eclipse Funds, Inc. and
                                                  MainStay VP Series Fund, Inc.
                                                  (2005 to 2008); Director and
                                                  Senior Counsel, Deutsche Bank
                                                  Asset Management (1999 to
                                                  2005)
--------------------------------------------------------------------------------
STEPHEN P.       President since 2007             Manager, President and Chief
FISHER                                            Operating Officer, NYLIFE
2/22/59                                           Distributors LLC (since 2008);
                                                  Chairman of the Board, NYLIM
                                                  Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, Eclipse Funds,
                                                  Eclipse Funds, Inc. and The
                                                  MainStay Funds (since 2007),
                                                  MainStay Funds Trust (since
                                                  2009);
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer since 2010               Associate General Counsel, New
                                                  York Life Investment
                                                  Management LLC (since 2010);
                                                  Secretary and Chief Legal
                                                  Officer, Eclipse Funds,
                                                  Eclipse Funds, Inc., The
                                                  MainStay Funds and MainStay
                                                  Funds Trust (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration      Investment Management LLC
2/8/59           since 2005                       (including predecessor
                                                  advisory organizations) (since
                                                  2000); Executive Vice
                                                  President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and The MainStay Funds
                                                  (since 2005), MainStay Funds
                                                  Trust (since 2009);
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


                                                  mainstayinvestments.com    105

MAINSTAY VP PORTFOLIOS

Information about the Portfolios' manager, subadvisor, legal counsel, and independent registered public accounting firm is listed here.

EQUITY PORTFOLIO
MainStay VP Common Stock Portfolio

INCOME PORTFOLIOS
MainStay VP Bond Portfolio
MainStay VP Cash Management Portfolio


--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISOR
MADISON SQUARE INVESTORS LLC*
New York, New York

DISTRIBUTOR
NYLIFE DISTRIBUTORS LLC
Parsippany, New Jersey


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL
DECHERT LLP

Some Portfolios may not be available in all products.
* An affiliate of New York Life Investment Management LLC.

                       (NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)


                       NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

                       This report may be distributed only when preceded or accompanied by a current Fund prospectus.

                       New York Life Investment Management LLC is the investment manager to MainStay VP Series Fund, Inc.

                       MAINSTAYINVESTMENTS.COM

                       (C) 2011 by NYLIFE Distributors LLC. All rights reserved.

                       You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

                       Not a part of the Semiannual Report


-----------------------------------------------
  Not FDIC      No bank guarantee     May lose
   insured                             value
-----------------------------------------------


                       (RECYCLE LOGO)                              3MSVP11-02/11